As filed with the SEC on __________________.          Registration No. 333-49332

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 5


                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                           (Exact Name of Registrant)

                                   ----------

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

|_| immediately upon filing pursuant to paragraph (b) of Rule 485


|X| on May 1, 2003 pursuant to paragraph (b) of Rule 485
         (date)


|_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485


|_| on __________________ pursuant to paragraph (a)(1) of Rule 485
            (date)


|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     PART A:

                     INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2003

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife(R) Custom Premier


This prospectus describes individual flexible premium variable universal life insurance contracts, PruLife(R) Custom Premier Contracts (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life," "us'" "we," or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.


The Funds

You may choose to invest your Contract's premiums and its earnings in one or more of 28 available variable investment options of the Pruco Life Variable Universal Account (the "Account"):

              The Prudential Series Fund, Inc. (the "Series Fund")

>  Diversified Bond                        >  SP Davis Value
>  Equity                                  >  SP Deutsche International Equity
>  Global                                  >  SP Growth Asset Allocation
>  High Yield Bond                         >  SP INVESCO Small Company Growth
>  Jennison                                >  SP Jennison International Growth
>  Money Market                            >  SP Large Cap Value
>  Stock Index                             >  SP MFS Capital Opportunities
>  SP Aggressive Growth Asset Allocation   >  SP Mid-Cap Growth
>  SP AIM Aggressive Growth                >  SP PIMCO High Yield
>  SP AIM Core Equity                      >  SP PIMCO Total Return
>  SP Alliance Large Cap Growth            >  SP Prudential U.S. Emerging Growth
>  SP Alliance Technology                  >  SP Small/Mid Cap Value
>  SP Balanced Asset Allocation            >  SP Strategic Partners Focused
>  SP Conservative Asset Allocation           Growth

                               Janus Aspen Series
                        Growth Portfolio - Service Shares

For a complete list of the 28 available variable investment options, their investment objectives, and their investment advisers, see The Funds, page 10.

You may also choose to invest your Contract's premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 14.


Please Read this Prospectus. Please read this prospectus before purchasing a PruLife(R) Custom Premier variable universal life insurance contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.


Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in PruLife(R) Custom Premier is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 944-8786

                               PROSPECTUS CONTENTS

                                                                            Page
SUMMARY OF CHARGES AND EXPENSES................................................1
   Expenses other than Portfolio Expenses......................................1
   Portfolio Expenses..........................................................3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS..................................3
   Brief Description of the Contract...........................................3
   Target Term Rider...........................................................3
   Types of Death Benefit Available Under the Contract.........................3
   Death Benefit Guarantee.....................................................4
   The Contract Fund...........................................................4
   Premium Payments............................................................4
   Allocation of Premiums......................................................4
   Investment Choices..........................................................5
   Transfers Among Investment Options..........................................5
   Increasing or Decreasing Basic Insurance Amount.............................5
   Access to Contract Values...................................................6
   Contract Loans..............................................................6
   Canceling the Contract ("Free-Look")........................................6

SUMMARY OF CONTRACT RISKS......................................................6
   Contract Values are not Guaranteed..........................................6
   Increase in Charges.........................................................6
   Contract Lapse..............................................................7
   Risks of Using the Contract as a Short-Term Savings Vehicle.................7
   Risks of Taking Withdrawals.................................................7
   Limitations on Transfers....................................................7
   Limitations and Charges on Surrender of the Contract........................8
   Risks of Taking a Contract Loan.............................................8
   Tax Consequences of Buying this Contract....................................8
   Replacement of the Contract.................................................9

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS...............9
   Risks Associated with the Variable Investment Options.......................9
   Learn More about the Funds..................................................9

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO
COMPANIES......................................................................9
   Pruco Life Insurance Company................................................9
   The Pruco Life Variable Universal Account..................................10
   The Funds..................................................................10
   Voting Rights..............................................................14
   Substitution of Funds......................................................14
   The Fixed Rate Option......................................................14

CHARGES AND EXPENSES..........................................................14
   Sales Load Charges.........................................................15
   Surrender Charges..........................................................15
   Cost of Insurance..........................................................16
   Taxes Attributable to Premiums.............................................17
   Monthly Deductions from the Contract Fund..................................17
   Daily Deduction from the Variable Investment Options.......................18
   Transaction Charges........................................................18
   Allocated Charges..........................................................18
   Charges After Age 100......................................................18
   Portfolio Charges..........................................................19
   Rider Charges..............................................................19

PERSONS HAVING RIGHTS UNDER THE CONTRACT......................................19
   Contract Owner.............................................................19
   Beneficiary................................................................19

OTHER GENERAL CONTRACT PROVISIONS.............................................20
   Assignment.................................................................20
   Incontestability...........................................................20
   Misstatement of Age or Sex.................................................20
   Settlement Options.........................................................20
   Suicide Exclusion..........................................................20

RIDERS........................................................................20
   Target Term Rider..........................................................20
   Other Riders...............................................................22

REQUIREMENTS FOR ISSUANCE OF A CONTRACT.......................................23

PREMIUMS......................................................................23
   Minimum Initial Premium....................................................23
   Available Types of Premium.................................................23
   Allocation of Premiums.....................................................24
   Transfers..................................................................25
   Dollar Cost Averaging......................................................25
   Auto-Rebalancing...........................................................25

DEATH BENEFITS................................................................26
   Contract Date..............................................................26
   When Proceeds Are Paid.....................................................26
   Types of Death Benefit.....................................................26
   Changing the Type of Death Benefit.........................................27
   Death Benefit Guarantee....................................................28
   Increases in Basic Insurance Amount........................................30
   Decreases in Basic Insurance Amount........................................30

CONTRACT VALUES...............................................................31
   How a Contract's Cash Surrender Value Will Vary............................31
   Surrender of a Contract....................................................31
   Loans......................................................................32
   Withdrawals................................................................33

LAPSE AND REINSTATEMENT.......................................................33

TAXES.........................................................................34
   Tax Treatment of Contract Benefits.........................................34

LEGAL PROCEEDINGS.............................................................36

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
ACCUMULATED PREMIUMS..........................................................36

ADDITIONAL INFORMATION........................................................38

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................41

                         SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 39 of this prospectus.

Expenses other than Portfolio Expenses


The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 14.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.

-----------------------------------------------------------------------------------------------------------------------------
                                              Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------------------------
                   Charge                             When Charge is Deducted                     Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Premiums (Load)(1)        Deducted from premium payments.              6% of premium payment.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 7.5% of premium
Taxes Attributable to Premiums(2)                 Deducted from premium payments.                    payment.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              90.0% of the Sales Load
Surrender fees(3)                               Upon lapse, surrender, or decrease        Target Premium less premium for
                                                    in basic insurance amount.                   riders and extras
-----------------------------------------------------------------------------------------------------------------------------
Transfer fees                                   Each transfer exceeding 12 in any
                                                          Contract year.                               $25
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Lesser of $25 or 2% of
Withdrawal fee                                           Upon withdrawal.                       withdrawal amount.
-----------------------------------------------------------------------------------------------------------------------------
                                                  Upon change in basic insurance
Insurance Amount Change fee                         amount or Target Term Rider                        $25
                                                             coverage.
-----------------------------------------------------------------------------------------------------------------------------
Living Needs Benefit fee                               When benefit is paid.                          $150.
-----------------------------------------------------------------------------------------------------------------------------

(1) This charge is deducted from premium payments for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount).

(2) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In California, Oregon, and Texas this is called a premium based administrative charge.

(3) The percentage varies by age, sex, and underwriting class, and reduces annually at a constant rate to zero. The duration of the charge also varies by age ranging from ten years at ages 0 - 55 to three years at ages 69 and above.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including The Funds' fees and expenses.

---------------------------------------------------------------------------------------------------------
        Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
---------------------------------------------------------------------------------------------------------
               Charge                     When Charge is Deducted                Amount Deducted
---------------------------------------------------------------------------------------------------------
Cost of Insurance("COI") for base
amount of insurance and Target Term               Monthly                           From $.06
Rider coverage.                                                            to $83.34 per $1,000 of net
                                                                              amount at risk.(1)(2)
Minimum and Maximum charges
---------------------------------------------------------------------------------------------------------
Initial COI for a representative
Contract owner, male age 32 in the                                                   $.15 per
preferred non-smoker underwriting                 Monthly                 $1,000 of net amount at risk.
class, no riders.
---------------------------------------------------------------------------------------------------------
                                                                             Effective annual rate of
                                                                           0.45% of assets in variable
Mortality and Expense Risk fees                    Daily                       investment options.
---------------------------------------------------------------------------------------------------------
Net interest on loans(3)                         Annually                               1%
---------------------------------------------------------------------------------------------------------
Administrative fee for basic
insurance amount(4)                               Monthly                   $20 plus up to $1.12 per
                                                                       $1,000 of basic insurance amount.
---------------------------------------------------------------------------------------------------------
Administrative fee for an increase
to basic insurance amount(4)                      Monthly                   $12 per increase segment
                                                                       plus $1.12 per $1,000 of increase.
---------------------------------------------------------------------------------------------------------
Administrative fee for the Target                                             $1.12 per $1,000 of
Term Rider or an increase to -the                 Monthly                      Target Term Rider.
Target Term Rider (4)
---------------------------------------------------------------------------------------------------------
Administrative fee for Accidental                 Monthly                      $.28 per $1,000 of
Death Benefit Rider                                                               coverage.(1)
---------------------------------------------------------------------------------------------------------
Administrative   fee  for   Children
Level Term Rider(4)                               Monthly                      $.42 per $1,000 of
                                                                                    coverage.
---------------------------------------------------------------------------------------------------------
Administrative   fee  for   Enhanced                                          10.44% of the greater
Disability Benefit Rider(4)                       Monthly                  of: 9% of the policy target
                                                                         premium or the total of monthly
                                                                                   deductions.
---------------------------------------------------------------------------------------------------------

(1) The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2) For example, the highest COI rate is representative of an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3) The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans, page 32.

(4)   Duration of charge is limited. See CHARGES AND EXPENSES, page 14.

Additional charges may be imposed for underwriting risks assessed at issue. Typically, these charges are imposed for the extra mortality risks due to occupation, avocation, or aviation.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

-----------------------------------------------------------------------------------------------------------
                         Total Annual Fund Operating Expenses                        Minimum     Maximum
                                                                                   ------------------------
(expenses that are deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses)                        0.37%       3.00%
-----------------------------------------------------------------------------------------------------------


                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract


PruLife(R) Custom Premier is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 28 available variable investment options or in the fixed rate option. Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, Pruco Life credits your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.


Target Term Rider

These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage, up to four times the base Contract's basic insurance amount.


A Contract with a Target Term Rider will offer higher cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life does not change its current charges. This is because the current sales expense charge attributable to the Target Term Rider is 2% rather than the 4% charge attributable to the Sales Load Target Premium under the base policy. We currently assess lower current Cost of Insurance ("COI") charges under the term rider; and we currently charge no monthly administrative charge under the rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life raises its current charges to the maximum contractual level. This is because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which extends for 10 years on the rider and only 5 years on the base policy.


The surrender charge does not apply to the Target Term Rider.

Not all Contract benefits and guarantees are available to Contracts issued with a Target Term Rider. For the factors to consider when adding a Target Term Rider to your Contract, see RIDERS, page 20.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract's death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. See Types of Death Benefit, page 26 and Changing the Type of Death Benefit, page 27.

Death Benefit Guarantee

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your accumulated premiums (reduced to reflect withdrawals) are at least equal to the Death Benefit Guarantee Values shown in your Contract. An outstanding Contract loan will negate the guarantee. See Withdrawals, page 33, and Loans, page 32.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the later of the insured's age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. Finally, paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals. The Death Benefit Guarantee available on Contracts with a Target Term Rider is limited to five years. See Death Benefit Guarantee, page 28, and PREMIUMS, page 23.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your net premiums are invested in one or more of the variable investment options or allocated to the fixed rate option, as you instruct us. Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 14.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% ("Accumulated Net Payments") are high enough and there is no Contract debt, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type and the definition of life insurance test selected at issue. See PREMIUMS, page 23, Death Benefit Guarantee, page 28 and LAPSE AND REINSTATEMENT, page 33.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts on page 35.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (In California, Oregon, and Texas this is called a premium based administrative charge). We also deduct a charge for sales expenses. For more detail, see CHARGES AND EXPENSES, page 14. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 24.


Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Home Office.


On the Contract date: (1) we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium (In California, Oregon, and Texas this is called a premium based administrative charge); (2) we allocate the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period to the Money Market investment option. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 28 available variable investment options. You may also invest in the fixed rate option. See The Funds, page 10, and The Fixed Rate Option, page 14. You may transfer money among your investment choices, subject to restrictions. Please see Transfers on page 25.

Pruco Life may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option without charge. While you also may transfer amounts from the fixed rate option, certain restrictions may apply. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers, page 25, Dollar Cost Averaging, page 25, and Auto-Rebalancing, page 25.

Increasing or Decreasing Basic Insurance Amount


Subject to state approval and to conditions determined by Pruco Life, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own surrender charge and will have its own surrender charge period beginning on that segment's effective date. See Increases in Basic Insurance Amount, page 30, and Surrender Charges, page 15.


Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount, page 30.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges, page 15.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 14.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 31, and Tax Treatment of Contract Benefits, page 34.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 33, and Tax Treatment of Contract Benefits, page 34.

Contract Loans


You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. See Loans, page 32.


Canceling the Contract ("Free-Look")


Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.


                            SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance. However, payment of the Death Benefit may be guaranteed under the Death Benefit Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 9 and The Fixed Rate Option on page 14.


Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 28. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should this happen, we will notify you of the payment to prevent your Contract from terminating. See Loans, page 32. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT, page 33. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits " Pre-Death Distributions on page 35.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract's cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two monthly dates following the date of withdrawal. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34.


Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and a surrender charge may be deducted. See CHARGES AND EXPENSES, page 14. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals, page 33, and Tax Treatment of Contract Benefits, page 34.


Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 34.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies by issue age. It is calculated as described in Surrender Charges on page 15. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract value.

Risks of Taking a Contract Loan


Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.


Tax Consequences of Buying this Contract


Your Contract is structured to meet the definition of life insurance under
Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.


Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 34.

Replacement of the Contract


The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.


                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 28 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds, page 10, and The Fixed Rate Option, page 14.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life Variable Universal Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other. For an additional discussion of the portfolios, please see The Funds on page 10.

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each Fund's risks may be found in its prospectus. For additional information, please see The Funds on page 10.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

             GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND
                              PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of Pruco Life's other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 28 available variable investment options, each of which is a subaccount of the Pruco Life Variable Universal Account. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, their investment objectives, and investment advisers.

Each of the Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the portfolios will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.


o Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.


o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.


o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios.


o SP AIM Aggressive Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year.

o SP AIM Core Equity Portfolio: The investment objective is growth of capital. The Portfolio invests as least 80% of its investable assets in securities of established companies that have long-term above-average growth earnings, and growth companies that the Portfolio managers believe have the potential for above-average growth earnings.


o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Alliance Technology Portfolio: The investment objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies that use technology extensively in the development of new or improved products or processes.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.


o SP Deutsche International Equity Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.


o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in small-capitalization companies - those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.


o SP Jennison International Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of foreign companies operating or based in at least five different countries.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500" or the Russell 1000).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
      The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

o SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.


o SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

o SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.


Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, LLC ("PIM"), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, and the Stock Index Portfolio. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.


A I M Capital Management, Inc. ("A I M Capital") serves as the sub-adviser to the SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio. A I M Capital's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio, the SP Alliance Technology Portfolio, and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. ("Calamos") serves as a sub-adviser for a portion of the assets of the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings, Inc. Calamos' address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.


Davis Advisors ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), serves as a sub-adviser to the SP Deutsche International Equity Portfolio. DeAmis is a wholly-owned subsidiary of Deutsche Bank AG. DeAMIS's address is One Applod Street, London, United Kingdom.

Fidelity Management & Research Company ("FMR"), serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management Incorporated ("GEAM"), serves as the sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's address is 3003 Summer Street, Stamford, Connecticut 06904.

Invesco Funds Group, Inc. ("Invesco') serves as the sub-adviser to the SP Invesco Small Company Growth Portfolio. Invesco is located at 4350 South Monaco Street, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS"), serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP Mid Cap Growth Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the sub-adviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's address is 125 Broad Street, New York, New York 10004.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the advisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund.

Janus Aspen Series:

o Growth Portfolio " Service Shares: Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

Janus Capital Management LLC is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.


The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

      (1)   changes in state insurance law;

      (2)   changes in federal income tax law;

      (3)   changes in the investment management of any portfolio of the Funds;
            or

      (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


An affiliate of each of the Funds may compensate Pruco Life based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Funds

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.


Transfers into and out of the fixed rate option are subject to strict limits. See Transfers, page 25. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 26.


                              CHARGES AND EXPENSES


The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 32. Most charges, although not all, are made by reducing the Contract Fund.


Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We reserve the right to charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, the charge is equal to 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount); 0% thereafter. The Sales Load Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Sales Load Target Premium is generally equal to what the Target Premium for a Type A Contract would be if the insured was either in the Nonsmoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Sales Load Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Sales Load Target Premium will generally be less than the Target Premium. See PREMIUMS, page 23.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract owner paid $884 in each of the first 10 Contract years, the total sales load would be $353.60. For additional information, see Increases in Basic Insurance Amount, page 30.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract data pages. See Death Benefit Guarantee, page 28. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 34.

Surrender Charges


We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge is a percentage of one year's Sales Load Target Premium, less premiums for riders and extras, as determined at the time the Contract is issued. A separate surrender charge is based on one year's Sales Load Target Premium for each new coverage segment determined at the time each new coverage segment is issued. The percentage varies by issue age. For all issue ages 0-45, the maximum first year percentage is 90% of the Surrender Target Premium, and is reduced annually at a constant rate to zero by the end of the 10th year. These surrender charges are similar to what is often referred to as "deferred sales load" charges and compensate Pruco Life for administrative costs associated with the sale of the Contracts. The duration of the surrender charge also varies by age.


The chart below shows the maximum percentages for all ages at the beginning of the first Contract year, the rate at which the percentages is reduced annually, and the end of the last Contract year for which a surrender charge is shown. The surrender charge is not deducted from the death benefit if the insured should die during this period. This charge is deducted to cover sales and administrative costs, such as: the cost of processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. A schedule showing the maximum surrender charges for a full surrender occurring during each year for which a surrender charge may be payable is found in the Contract Data pages of the Contract.

---------------------------------------------------------------------------------------------------------------------
                                    Maximum Percentages for Surrender Charges
---------------------------------------------------------------------------------------------------------------------
   Issue       Percentage    Reduction in     To the          Issue      Percentage      Reduction in      To the
    Age       at start of     percentage      end of           Age      at start of       percentage       end of
                 year 1      points each       year                        year 1        points each        year
                                year                                                         year
--------------------------------------------------------    ---------------------------------------------------------
    0-45         90.0%           9.00%          10              60          47.5%            6.79%           7
--------------------------------------------------------    ---------------------------------------------------------
     46          87.0%           8.70%          10              61          45.0%            7.50%           6
--------------------------------------------------------    ---------------------------------------------------------
     47          84.0%           8.40%          10              62          42.5%            7.08%           6
--------------------------------------------------------    ---------------------------------------------------------
     48          81.0%           8.10%          10              63          40.0%            8.00%           5
--------------------------------------------------------    ---------------------------------------------------------
     49          78.0%           7.80%          10              64          37.5%            9.37%           4
--------------------------------------------------------    ---------------------------------------------------------
     50          75.0%           7.50%          10              65          35.0%            8.75%           4
--------------------------------------------------------    ---------------------------------------------------------
     51          72.0%           7.20%          10              66          34.0%            8.50%           4
--------------------------------------------------------    ---------------------------------------------------------
     52          69.0%           6.90%          10              67          33.5%            8.37%           4
--------------------------------------------------------    ---------------------------------------------------------
     53          66.0%           6.60%          10              68          33.0%            8.25%           4
--------------------------------------------------------    ---------------------------------------------------------
     54          63.0%           6.30%          10              69          32.5%           10.83%           3
--------------------------------------------------------    ---------------------------------------------------------
     55          60.0%           6.00%          10              70          32.0%           10.67%           3
--------------------------------------------------------    ---------------------------------------------------------
     56          57.5%           6.39%           9              71          31.5%           10.50%           3
--------------------------------------------------------    ---------------------------------------------------------
     57          55.0%           6.87%           8              72          31.0%           10.33%           3
--------------------------------------------------------    ---------------------------------------------------------
     58          52.5%           6.56%           8              73          30.5%           10.17%           3
--------------------------------------------------------    ---------------------------------------------------------
     59          50.0%           7.14%           7           74 and         30.0%           10.00%           3
                                                              above
--------------------------------------------------------    ---------------------------------------------------------


We will show a surrender charge threshold for each coverage segment in the Contract data pages. This threshold amount is the segment's lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past. For information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 30 and Decreases in Basic Insurance Amount, page 30.


Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract's death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.


The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. Current COI charges range from $.006 to $83.34 per $1,000 of net amount at risk. For additional information, see Increases in Basic Insurance Amount, page 30.

Taxes Attributable to Premiums

We reserve the right to charge up to 7.5% for taxes attributable to premiums. In California, Oregon, and Texas this is called a premium based administrative charge. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes.


The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in Pruco Life's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.


Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges, page 18.

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part of the charge is equal to $20 per Contract for the first two Contract years and $8 per Contract thereafter. Pruco Life reserves the right, however, to charge up to $20 per Contract for the first two Contract years and $10 per Contract thereafter. The second part of this charge is equal to an amount up to $1.12 per $1,000 of the basic insurance amount for the first five Contract years and zero thereafter. The amount per $1,000 varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b) If the Contract includes a coverage segment representing an increase in basic insurance amount, we will deduct $12 per segment for the first two years of the coverage segment and zero thereafter; plus an amount up to $1.12 per $1,000 of the coverage segment for an increase in basic insurance amount for the first five years from the effective date of the increase and zero thereafter. The amount per $1,000 varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

      In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, non-smoker at certain rating classes. The amount of the charge that applies to a particular Contract is shown on the Contract Data pages under the heading "Adjustments to the Contract Fund."

      The following table provides sample per thousand charges:

        ----------------------------------------------------------------------
                          Male          Male          Female         Female
          Issue Age    Non-Smoker      Smoker       Non-Smoker       Smoker
        ----------------------------------------------------------------------
             35           $0.14        $0.23           $0.12         $0.16
        ----------------------------------------------------------------------
             45           $0.24        $0.34           $0.19         $0.28
        ----------------------------------------------------------------------
             55           $0.40        $0.45           $0.31         $0.42
        ----------------------------------------------------------------------
             65           $0.67        $0.76           $0.53         $0.70
        ----------------------------------------------------------------------

(c) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See RIDERS, page 20.

(d) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(e) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. In California, Oregon, and Texas this is called a premium based administrative charge. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, page 17. Pruco Life periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently charge an administrative processing fee of $25 for each transfer exceeding 12 in any Contract year.

(c) We may charge an administrative processing fee of up to $25 for any change in basic insurance amount.

(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(e) We may charge an administrative processing fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may choose from which variable investment option(s) we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. The fixed rate option is not available as an allocation option. See Monthly Deductions from the Contract Fund, page 17.

If there are insufficient funds in one or both of the selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed rate option.

Charges After Age 100

Beginning on the contract anniversary when the insured reaches attained age 100, premiums will no longer be accepted and monthly charges will no longer be deducted from the Contract Fund. You may continue the contract until the insured's death, or until you surrender the contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere. If you have any amounts allocated to the variable investment options, mortality and expense risk charges and investment advisory fees will continue to be deducted daily. Any outstanding loan will remain on the policy, unless repaid, and will continue to accrue interest.

Portfolio Charges

Charges deducted from, and expenses paid out of, the assets of the Funds as described in the Fund prospectuses.

Rider Charges


o Enhanced Disability Benefit Rider " We deduct an administrative charge monthly for this rider which provides invested premium amounts while the insured is totally disabled. If we approve a claim for this benefit, the monthly charge will be waived while the insured is totally disabled. The current charge is based on age, sex, and underwriting class. It ranges from 5.56% to 10.44% of the greater of: 9% of the policy target premium or the total of monthly deductions, and is payable to age 60.

o Accidental Death Benefit Rider " We deduct an administrative charge monthly for this rider which provides an additional death benefit if the insured's death is accidental. This benefit will end on the earliest of: the end of the last day of the grace period if the Contract is in default; the date the Contract is surrendered for its net cash value; the end of the day before the first Contract anniversary on or after the insured's 100th birthday; and the date the Contract ends for any other reason. The current charge ranges from $.05 to $.28 per $1,000 of coverage based on age, sex, and underwriting class, and is charged to age 100.

o Children Level Term Rider " We deduct an administrative charge monthly for this rider which provides term life insurance on all dependent children that are covered under this rider. The current charge is $.42 per $1,000 of coverage and will stop on the earlier of the date of the insured's death, and the first contract anniversary on or after the insured's 75th birthday.

o Target Term Rider " We may deduct an administrative charge monthly for this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. Currently, we do not deduct an administrative charge for this rider. However, we currently deduct a Cost of Insurance ("COI") charge for this rider, which is lower than the COI charge deducted for the basic amount of insurance, and is based on age, sex, and underwriting class of the insured.

o Living Needs Benefit Rider " We deduct a $150 fee for this rider only if benefits are paid.


                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any Contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

                        OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date, except for non-payment of enough premium to pay the required charges and when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

                                     RIDERS

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage you desire, up to four times the base Contract's basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. After issue, while the rider is in-force, you may increase the rider coverage amount subject to a minimum increase amount of $25,000 and the underwriting requirements determined by Pruco Life. The rider coverage amount after the increase cannot exceed four times the base Contract's basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum decrease amount of $10,000.

The rider death benefit fluctuates as the base Contract's death benefit changes. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero.

       [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED
                                   MATERIAL.]

           Policy Year     Base Policy Death Benefit        Target Death Benefit
                1                $   500,000                      $ 500,000
                2                $   500,000                      $ 500,000
                3                $   500,000                      $ 500,000
                4                $   500,000                      $ 500,000
                5                $   500,000                      $ 500,000
                6                $   500,000                      $ 500,000
                7                $   500,000                      $ 500,000
                8                $   500,000                      $ 500,000
                9                $   500,000                      $ 500,000
               10                $   550,000                      $ 450,000
               11                $   605,000                      $ 395,000
               12                $   665,500                      $ 334,500
               13                $   732,050                      $ 267,950
               14                $   805,255                      $ 194,745
               15                $   885,781                      $ 114,220
               16                $ 1,000,000                      $      --
               17                $ 1,100,000                      $      --
               18                $ 1,210,000                      $      --
               19                $ 1,331,000                      $      --
               20                $ 1,464,100                      $      --

You should consider the following factors when purchasing a Contract with a Target Term Rider:

o A Contract with a Target Term Rider will offer higher cash values and death benefits than an all base policy with the same death benefit if Pruco Life does not change its current charges. This is because: (1) the Sales Load Target Premium will be lower for a Contract with a Target Term Rider than for an all base policy with the same death benefit and this may result in lower current sales expense charges, (2) the monthly administrative charge will also be lower for a Contract with a Target Term Rider than for an all base policy with the same death benefit, and (3) we currently take lower current Cost of Insurance charges under the Target Term Rider.

o However, a Contract with a Target Term Rider offers the potential for lower cash values and death benefits than an all base policy with the same death benefit if Pruco Life raises its current charges to the maximum contractual level. This is because guaranteed maximum charges under the Contract and Target Term Rider are the same except for the per $1,000 of insurance portion of the monthly administrative charge which extends for 10 years on the rider and only five years on the base Contract. The surrender charge does not apply to the Target Term Rider.

Other factors to consider are:

o The length of the Death Benefit Guarantee available on Contracts with a Target Term Rider is limited to five years. If it is important to you to have a Death Benefit Guarantee period longer than five years, you may want to purchase a Contract without a Target Term Rider. See Death Benefit Guarantee, page 28.

o The Enhanced Disability Benefit, as described below, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

o The Accidental Death Benefit, described under RIDERS, page 20, does not apply to any portion of the death benefit that is attributable to a Target Term Rider. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

o The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire death benefit, you may want to purchase a Contract without a Target Term Rider. See Living Needs Benefit, page 22.

o The rider coverage amount terminates at the insured's age 100. If it is important to you that no coverage amount then in effect terminates at the insured's attained age 100, you may want to purchase a contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of base Contract basic insurance amount and rider coverage amount. You can then discuss with your Pruco Life representative how these combinations may address your objectives.

Other Riders

Contract owners may be able to obtain extra fixed benefits which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. Your Pruco Life representative can explain all of these extra benefits further. Also, samples of the provisions are available from Pruco Life upon written request.

Enhanced Disability Benefit -- The Enhanced Disability Benefit pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.

Accidental Death Benefit -- The Accidental Death Benefit provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision.

Children Level Term Rider -- The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.

Living Needs Benefit Rider -- The Living Needs Benefit(sm) is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit(sm) does not apply to the portion of the death benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire death benefit, you may want to purchase a Contract without a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit(sm) allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit(sm). The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit(sm) claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit(sm). The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit(sm) claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit(sm). If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit(sm) to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit(sm) is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit(sm) payment may also affect your eligibility for certain government benefits or entitlements.

                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT


The Contract may generally be issued on insureds through age 90 for death benefit Types A and B, through age 70 for death benefit Type C. Currently, the minimum face amount for Contracts without a Target Term Rider is $75,000 ($50,000 for insureds below the age of 18, $100,000 for insureds ages 76-80, and $200,000 for insureds ages 81 and above). The minimum face amount for Contracts issued with a Type C (return of premium) death benefit is $250,000. See Types of Death Benefit, page 26.


For Contracts with a Target Term Rider, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) is $250,000. Furthermore, if the Target Term Rider is added to the Contract, the minimum face amount of the base Contract is $100,000, while the minimum rider coverage amount is $5,000. See RIDERS, page 20. Pruco Life may change the minimum face amounts of the Contracts it will issue.


Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. Pruco Life charges a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.


                                    PREMIUMS

Minimum Initial Premium

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts (the minimum premium payment is $15 for premiums made by electronic fund transfer).

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.


Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium of your Contract as of the end of the valuation period in which it is received in Good Order at a Home Office.


Available Types of Premium

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of premiums which are described below. Understanding them may help you understand how the Contract works.

o Target Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals (not applicable to Contracts with the Target Term Rider). If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium. However, not all Contracts offer the Death Benefit Guarantee beyond this period. The length of the Death Benefit Guarantee available to you depends on your Contract's death benefit type, the definition of life insurance test selected at issue, and whether the Target Term Rider is on the Contract. See Death Benefit Guarantee, page 28. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Target Premium. For a Contract with no riders or extra risk charges, these premiums will be level.

o Short-Term Premiums are premiums that, in some instances, make it possible to pay a premium lower than the Target Premium. These Short-Term Premiums, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals. To continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium. However, not all Contracts offer the Death Benefit Guarantee beyond five Contract years. The length of the Death Benefit Guarantee available to you depends on your Contract's death benefit type, the definition of life insurance test selected at issue, and whether the Target Term Rider is on the Contract. See Death Benefit Guarantee, page 28. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Short-Term Premium. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level.

o Lifetime Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts). See Death Benefit Guarantee, page 28. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Lifetime Premium.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums


On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium (In California, Oregon, and Texas this is called a premium based administrative charge) and the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order during the short-term cancellation right ("free-look") period will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received in Good Order at a Home Office. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your desired allocation, as specified in the application form. The transfer from the Money Market investment option immediately following the "free-look" period will not be counted as one of your 12 free transfers described under Transfers, below. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at a Home Office, in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers


You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option without charge. Additional transfers may be made during each Contract year, but only with our consent. All or a portion of the amount credited to a variable investment option may be transferred. Transfers into and out of the fixed rate option are subject to strict limits as described later in this section. There is no administrative charge for the first 12 transfers per Contract year among investment options. There is an administrative charge of up to $25 for each transfer after the first 12 transfers per Contract year. Transfers will not be made until the end of the "free-look" period.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 20.


We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other Contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to price a transfer on the business day after the business day on which the transfer request was received, and to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.


Dollar Cost Averaging

We are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

                                 DEATH BENEFITS

Contract Date


There is no insurance under this Contract until the minimum initial premium is paid. If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract date. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract Date, it will be applied as of the date of receipt in Good Order at a Home Office. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt in Good Order at a Home Office and will deduct any charges due on or before that date.


When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Types of Death Benefit


You may select from three types of death benefit at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except where the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where Pruco Life increases the death benefit to ensure that the Contract will satisfy the Internal Revenue Service's definition of life insurance. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. See How a Contract's Cash Surrender Value Will Vary, page 31.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater due to a greater net amount at risk. See How a Contract's Cash Surrender Value Will Vary, page 31. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. However, as long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract, less withdrawals. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract due to a greater net amount at risk and higher cost of insurance charges. See How a Contract's Surrender Value Will Vary, page 31.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 33.

The way in which the cash surrender values and death benefits will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES, page 14. Furthermore, if you choose a Type A or Type B death benefit at issue, you will NOT be able to change to a Type C death benefit after issue.

If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect. This change is only available to Contracts which were issued with a Type C death benefit and subsequently changed to a Type A death benefit.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference. This change is only available to Contracts which were issued with a Type C death benefit and subsequently changed to a Type B death benefit.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.


The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

      ------------------------------------------------------------------
                          Basic Insurance Amount
      ==================================================================
              FROM                                TO
      ------------------------------------------------------------------
             Type A                Type B                Type C
            $300,000              $250,000              $260,000
      ------------------------------------------------------------------
             Type B                Type A                Type C
            $250,000              $300,000              $260,000
      ------------------------------------------------------------------
             Type C                Type A                Type B
            $260,000              $300,000              $250,000
      ------------------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Death Benefit Guarantee

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. Withdrawals may adversely affect the status of the Death Benefit Guarantee. Likewise, a Contract loan may adversely affect any Death Benefit Guarantee. See Withdrawals, page 33, and Loans, page 32. You should consider how important the Death Benefit Guarantee is to you when deciding what premium amounts to pay into the Contract. In Maryland, this guarantee is titled "Death Benefit Guarantee To Prevent Lapse".

At the Contract date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract data pages, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. Your Contract data pages contain a table of Death Benefit Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

At each Monthly date, during the Death Benefit Guarantee period shown on your Contract data pages, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value or Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short-Term, Target, and Lifetime Premiums are payments which correspond to the Death Benefit Guarantee Values shown on your Contract data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after year five will not assure that your Contract's Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values. See PREMIUMS, page 23.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured's age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period, will not assure that your Contract's Accumulated Net Payments will meet the subsequent, much higher, Death Benefit Guarantee Values.

If you want a Death Benefit Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for Basic Insurance Amounts and increases dated on or after May 1, 2002. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

---------------------------------------------------------------------------------------------------------------
                                         Illustrative Annual Premiums
---------------------------------------------------------------------------------------------------------------
    Age of
  insured at                Type of
   issue or          Death Benefit Chosen       Short-Term Premium      Target Premium      Lifetime Premium
   increase
---------------------------------------------------------------------------------------------------------------
      40               Type A (Fixed)                $1,125                $2,138               $4,765
---------------------------------------------------------------------------------------------------------------
      40              Type B (Variable)              $1,210                $2,220               $14,185
---------------------------------------------------------------------------------------------------------------
      40         Type C (Return of Premium)          $1,130                 N/A                   N/A
---------------------------------------------------------------------------------------------------------------
      60               Type A (Fixed)                $3,363                $7,158               $12,963
---------------------------------------------------------------------------------------------------------------
      60              Type B (Variable)              $4,415                $7,218               $33,195
---------------------------------------------------------------------------------------------------------------
      60         Type C (Return of Premium)          $4,163                 N/A                   N/A
---------------------------------------------------------------------------------------------------------------
      80               Type A (Fixed)                $16,203              $39,345               $47,235
---------------------------------------------------------------------------------------------------------------
      80              Type B (Variable)              $22,353              $43,980               $83,015
---------------------------------------------------------------------------------------------------------------
      80         Type C (Return of Premium)            N/A                  N/A                   N/A
---------------------------------------------------------------------------------------------------------------

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the insured's age 65 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.


Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the insured's age 65 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.


Not all Contracts will have the Death Benefit Guarantee available in all years. Type A and Type B Contracts with the Cash Value Accumulation Test elected for definition of life insurance testing will have the Death Benefit Guarantee available for the lifetime of the insured. However, Type A and Type B Contracts with the Guideline Premium Test elected for definition of life insurance testing will have the Death Benefit Guarantee available until the insured's age 65 or 10 years after issue, whichever is later. Furthermore, Type C Contracts with either the Cash Value Accumulation Test or Guideline Premium Test elected for definition of life insurance testing, will only have the Death Benefit Guarantee available for the first five Contract years. Contracts with the Target Term Rider will also have the Death Benefit Guarantee available for only the first five Contract years. Your Contract data pages will show Death Benefit

Guarantee Values for the duration available with your Contract. See Types of Death Benefit, page 26 and Tax Treatment of Contract Benefits, page 34.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment.

The following conditions must be met:

      (1)   you must ask for the change in a form that meets Pruco Life's needs;

      (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

      (3)   you must prove to us that the insured is insurable for any increase;

      (4)   the Contract must not be in default;

      (5) we must not be paying premiums into the Contract as a result of the insured's total disability; and

      (6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 39.

Each coverage segment will have its own surrender charge period beginning on that segment's effective date and its own surrender charge threshold. The surrender charge threshold is the segment's lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount, below, and Surrender Charges, page 15.


The COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, total basic insurance amount, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment. Short-term premiums for increases to Contracts issued prior to May 1, 2002 will differ from increases to Contracts issued on or after May 1, 2002 due to COI rate changes. See Death Benefit Guarantee, page 28.


Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal. See Withdrawals, page 33. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value at any time after the first Contract anniversary. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages.

In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 14. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease. A decrease will not take effect if the insured is not living on the effective date.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. Each coverage segment will have its own surrender charge threshold equal to the segment's lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount equal to or greater than its surrender charge threshold, we will not impose a surrender charge. However, if the decrease in basic insurance amount reduces a coverage segment below its threshold, we will subtract the new coverage segment amount from the threshold amount. We will then multiply the surrender charge by the lesser of this difference and the amount of the decrease, divide by the basic insurance amount at issue, and deduct the result from the Contract Fund. See Surrender Charges, page 15.


We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 34. Furthermore, a decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.


                                 CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See Loans, page 32. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 14. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.


The tables on pages T1 through T3 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts (see PREMIUMS, page 23), and assuming hypothetical uniform investment results in the Fund portfolios. All three of the tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 36.


Surrender of a Contract

A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and
(2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.10%.


The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 33 and Tax Treatment of Contract Benefits -- Pre-Death Distributions, page 35.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 0.10%.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 34.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the contract fund deductions for two monthly dates following the date of withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 14. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 23. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits, page 34.

Currently, when you request a transaction which causes a decrease in basic insurance amount resulting in a Contract that is classified as a Modified Endowment Contract, we will provide an authorization form. The authorization form will confirm that you are aware that the Contract will become a Modified Endowment Contract if the transaction is completed. When we receive that properly completed form in a Home Office, we will complete the transaction and send a confirmation notice.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash surrender value withdrawn, the withdrawal fee, and any surrender charge. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee, page 28.

Generally, Pruco Life will pay any withdrawn portion of cash surrender value or withdrawal amount within seven days after all the documents required for such a payment are received at a Home Office. With respect to the amount of any withdrawn portion of the cash surrender value allocated to the fixed rate option, Pruco Life expects to pay the withdrawn portion of cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such withdrawn amounts for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

A Contract returned during the "free-look" period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

                             LAPSE AND REINSTATEMENT

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee, page 28. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)   renewed evidence of insurability is provided on the insured;

(2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and

(3) any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.


The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.


                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

      o the Contract's death benefit will be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.


Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts.

            o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

            o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

            o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

            o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

       Modified Endowment Contracts.

            o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

            o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

            o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

            o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

                                LEGAL PROCEEDINGS


We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.


             ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS,
                            AND ACCUMULATED PREMIUMS


The following tables (pages T1 through T3) show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All three tables assume the following:

o a Contract bought by a 32 year old male, Preferred non-smoker, with no extra risks or substandard ratings.

o a given premium amount is paid on each Contract anniversary and no loans are taken.

o maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.


o the Contract Fund has been invested in equal amounts in each of the 28 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $175,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The second table (page T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $175,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing.

The third table (page T3) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $175,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following illustrations (pages T1 through T3) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 28 portfolios of 24%, and the daily deduction from the Contract Fund of 0.45% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.69%, 4.31% and 10.31%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 1.24% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.


The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 32 year old man using maximum charges, may be useful for a 32 year old man, but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                             ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

                                  ILLUSTRATIONS

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
                     MALE PREFERRED NON-SMOKER ISSUE AGE 32
                         $175,000 BASIC INSURANCE AMOUNT
              ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS
                              USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.69% Net)      (4.31% Net)     (10.31% Net)    (-1.69% Net)      (4.31% Net)     (10.31% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  1,248         $175,000         $175,000        $  175,000       $    0           $     0         $        0
      2           $  2,546         $175,000         $175,000        $  175,000       $    0           $     0         $        0
      3           $  3,896         $175,000         $175,000        $  175,000       $    0           $     4         $      186
      4           $  5,300         $175,000         $175,000        $  175,000       $  284           $   545         $      846
      5           $  6,760         $175,000         $175,000        $  175,000       $  708           $ 1,089         $    1,545
      6           $  8,278         $175,000         $175,000        $  175,000       $1,377           $ 1,910         $    2,572
      7           $  9,857         $175,000         $175,000        $  175,000       $2,016           $ 2,740         $    3,671
      8           $ 11,499         $175,000         $175,000        $  175,000       $2,624           $ 3,577         $    4,847
      9           $ 13,207         $175,000         $175,000        $  175,000       $3,196           $ 4,418         $    6,105
     10           $ 14,984         $175,000         $175,000        $  175,000       $3,730           $ 5,260         $    7,450
     15           $ 24,989         $175,000         $175,000        $  175,000       $5,284           $ 8,909         $   15,283
     20           $ 37,163         $175,000         $175,000        $  175,000       $5,354           $11,920         $   26,551
     25           $ 51,974         $175,000         $175,000        $  175,000       $3,145           $13,247         $   42,933
     30           $ 69,994         $      0(2)      $175,000        $  175,000       $    0(2)        $10,712         $   67,092
     35           $ 91,918         $      0         $      0(2)     $  175,000       $    0           $     0(2)      $  104,277
     40           $118,592         $      0         $      0        $  237,908       $    0           $     0         $  161,842
     45           $151,045         $      0         $      0        $  326,289       $    0           $     0         $  243,499
     50           $190,529         $      0         $      0        $  443,221       $    0           $     0         $  357,437
     55           $238,567         $      0         $      0        $  602,394       $    0           $     0         $  514,867
     60           $297,012         $      0         $      0        $  822,352       $    0           $     0         $  734,243
     65           $368,121         $      0         $      0        $1,123,443       $    0           $     0         $1,059,851
     68           $417,981         $      0         $      0        $1,367,461       $    0           $     0         $1,340,648

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 29, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 35, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                             GUIDELINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
                     MALE PREFERRED NON-SMOKER ISSUE AGE 32
                         $175,000 BASIC INSURANCE AMOUNT
              ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS
                              USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.69% Net)      (4.31% Net)     (10.31% Net)    (-1.69% Net)      (4.31% Net)     (10.31% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  1,248         $175,000         $175,000        $  175,000       $    0           $     0         $        0
      2           $  2,546         $175,000         $175,000        $  175,000       $    0           $     0         $        0
      3           $  3,896         $175,000         $175,000        $  175,000       $    0           $     4         $      186
      4           $  5,300         $175,000         $175,000        $  175,000       $  284           $   545         $      846
      5           $  6,760         $175,000         $175,000        $  175,000       $  708           $ 1,089         $    1,545
      6           $  8,278         $175,000         $175,000        $  175,000       $1,377           $ 1,910         $    2,572
      7           $  9,857         $175,000         $175,000        $  175,000       $2,016           $ 2,740         $    3,671
      8           $ 11,499         $175,000         $175,000        $  175,000       $2,624           $ 3,577         $    4,847
      9           $ 13,207         $175,000         $175,000        $  175,000       $3,196           $ 4,418         $    6,105
     10           $ 14,984         $175,000         $175,000        $  175,000       $3,730           $ 5,260         $    7,450
     15           $ 24,989         $175,000         $175,000        $  175,000       $5,284           $ 8,909         $   15,283
     20           $ 37,163         $175,000         $175,000        $  175,000       $5,354           $11,920         $   26,551
     25           $ 51,974         $175,000         $175,000        $  175,000       $3,145           $13,247         $   42,933
     30           $ 69,994         $      0(2)      $175,000        $  175,000       $    0(2)        $10,712         $   67,092
     35           $ 91,918         $      0         $      0(2)     $  175,000       $    0           $     0(2)      $  104,277
     40           $118,592         $      0         $      0        $  189,291       $    0           $     0         $  167,514
     45           $151,045         $      0         $      0        $  288,406       $    0           $     0         $  274,673
     50           $190,529         $      0         $      0        $  467,734       $    0           $     0         $  445,461
     55           $238,567         $      0         $      0        $  745,386       $    0           $     0         $  709,891
     60           $297,012         $      0         $      0        $1,156,714       $    0           $     0         $1,112,225
     65           $368,121         $      0         $      0        $1,798,091       $    0           $     0         $1,798,091
     68           $417,981         $      0         $      0        $2,416,932       $    0           $     0         $2,416,932

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 29, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 35, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
                     MALE PREFERRED NON-SMOKER ISSUE AGE 32
                         $175,000 BASIC INSURANCE AMOUNT
              ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS
                              USING MAXIMUM CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.69% Net)      (4.31% Net)     (10.31% Net)    (-1.69% Net)      (4.31% Net)     (10.31% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $  1,248         $175,250         $175,287        $175,324         $    0           $     0         $     0
      2           $  2,546         $175,484         $175,575        $175,671         $    0           $     0         $     0
      3           $  3,896         $175,822         $175,986        $176,166         $    0           $     0         $   180
      4           $  5,300         $176,140         $176,400        $176,699         $  277           $   537         $   836
      5           $  6,760         $176,438         $176,816        $177,269         $  698           $ 1,077         $ 1,530
      6           $  8,278         $176,980         $177,508        $178,165         $1,363           $ 1,892         $ 2,548
      7           $  9,857         $177,490         $178,207        $179,129         $1,997           $ 2,714         $ 3,635
      8           $ 11,499         $177,967         $178,911        $180,166         $2,598           $ 3,541         $ 4,796
      9           $ 13,207         $178,408         $179,614        $181,279         $3,161           $ 4,368         $ 6,032
     10           $ 14,984         $178,809         $180,316        $182,474         $3,686           $ 5,193         $ 7,350
     15           $ 24,989         $180,163         $183,689        $189,882         $5,163           $ 8,689         $14,882
     20           $ 37,163         $180,105         $186,358        $200,262         $5,105           $11,358         $25,262
     25           $ 51,974         $177,738         $186,998        $214,175         $2,738           $11,998         $39,175
     30           $ 69,994         $      0(2)      $183,300        $231,744         $    0(2)        $ 8,300         $56,744
     35           $ 91,918         $      0         $      0(2)     $251,535         $    0           $     0(2)      $76,535
     40           $118,592         $      0         $      0        $269,317         $    0           $     0         $94,317
     45           $151,045         $      0         $      0        $273,195         $    0           $     0         $98,195
     50           $190,529         $      0         $      0        $241,493         $    0           $     0         $66,493
     55           $238,567         $      0         $      0        $      0(2)      $    0           $     0         $     0(2)
     60           $297,012         $      0         $      0        $      0         $    0           $     0         $     0
     65           $368,121         $      0         $      0        $      0         $    0           $     0         $     0
     68           $417,981         $      0         $      0        $      0         $    0           $     0         $     0

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 28, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 34, unless an additional premium payment was made. Based on a gross return of 12%, the Contract would go into default in policy year 54, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulated Net Payments -- The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as "Net Cash Value."

Commissionable Target Premium -- A premium that is used to determine sales commissions based on issue age and rating class of the insured, and any extra risk charges, or additional riders.

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, "Contract year" is a year that starts on the effective date of the increase (referred to as "Target year" in the Contract). See Increases in Basic Insurance Amount, page 30.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

Death Benefit Guarantee -- Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans. See Death Benefit Guarantee, page 28.

fixed rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.


Good Order -- An instruction received at our Home Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.


Monthly date -- The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the Contract.

Sales Load Target Premium -- A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account --"Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Target Premiums -- Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Target Term Rider -- A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner of the Contract.

To Learn More About PruLife(R) Custom Premier


To learn more about the PruLife(R) Custom Premier variable universal life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003, or view it online at www.prudential.com. See the Table of Contents of the SAI below.


                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1
   Description of Pruco Life Insurance Company.................................1
   Control of Pruco Life Insurance Company.....................................1
   State Regulation............................................................1
   Records.....................................................................1
   Services and Third Party Administration Agreements..........................1

INITIAL PREMIUM PROCESSING.....................................................2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS............................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........2
   How a Type A (Fixed) Contract's Death Benefit Will Vary.....................3
   How a Type B (Variable) Contract's Death Benefit Will Vary..................4
   How a Type C (Return of Premium) Contract's Death Benefit Will Vary.........4
   Reports to Contract Owners..................................................5

UNDERWRITING PROCEDURES........................................................5

ADDITIONAL INFORMATION ABOUT CHARGES...........................................6
   Charges for Increases in Basic Insurance Amount.............................6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT..............................6

DISTRIBUTION AND COMMISSIONS...................................................6
   Service Fees................................................................6

EXPERTS........................................................................6

PERFORMANCE DATA...............................................................7
   Average Annual Total Return.................................................7
   Non-Standard Total Return...................................................7
   Money Market Subaccount Yield...............................................7

FINANCIAL STATEMENTS...........................................................8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, Registration No. 333-49332. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife(R) Custom Premier SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information at www.prudential.com, or write to us at:


Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-5826

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

                             PruLife(R) Custom Premier

                   VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS


This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-944-8786. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.


The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                          Pruco Life Insurance Company
                              213 Washington Street
                            Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1
   Description of Pruco Life Insurance Company.................................1
   Control of Pruco Life Insurance Company.....................................1
   State Regulation............................................................1
   Records.....................................................................1
   Services and Third Party Administration Agreements..........................1

INITIAL PREMIUM PROCESSING.....................................................2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS............................2
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........2
   How a Type A (Fixed) Contract's Death Benefit Will Vary.....................3
   How a Type B (Variable) Contract's Death Benefit Will Vary..................4
   How a Type C (Return of Premium) Contract's Death Benefit Will Vary.........4
   Reports to Contract Owners..................................................5

UNDERWRITING PROCEDURES........................................................5

ADDITIONAL INFORMATION ABOUT CHARGES...........................................6
   Charges for Increases in Basic Insurance Amount.............................6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT..............................6

DISTRIBUTION AND COMMISSIONS...................................................6
   Service Fees................................................................6

EXPERTS........................................................................6

PERFORMANCE DATA...............................................................7
   Average Annual Total Return.................................................7
   Non-Standard Total Return...................................................7
   Money Market Subaccount Yield...............................................7

FINANCIAL STATEMENTS...........................................................8

                         GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements


Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $398,845,630 in 2002, $346,992,444 in 2001, and
$267,048,098 in 2000.


Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account, Prudential's retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering PruLife(R) Custom Premier provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with 80% of the risk reinsured.


Pruco Life and Prudential entered into an administrative agreement with First Tennessee Bank National Association ("First Express"), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,400,848 in 2002, $4,500,284 in 2001, and $5,992,000 in 2000 from Pruco Life and Prudential for services rendered. First Tennessee Bank National Association's principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life and Prudential pay for remittance processing is shown below.

--------------------------------------------------------------------------------
                           Remittance Processing Fees
--------------------------------------------------------------------------------
                                          Less than   4,500,001 to  Greater than
Total # of remittances per month          4,500,000     5,600,000     5,600,000
--------------------------------------------------------------------------------
Power Encode and single item payments      $ .0906       $ .0869       $ .0817
--------------------------------------------------------------------------------
Multiple item payments                     $ .1614       $ .1408       $ .1323
--------------------------------------------------------------------------------
Unprocessable payments                     $ .0900       $ .0900       $ .0900
--------------------------------------------------------------------------------
Express mail payments                      $   .40       $   .40       $   .40
--------------------------------------------------------------------------------
Cash payments                              $  1.25       $  1.25       $  1.25
--------------------------------------------------------------------------------


                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

      (1)   the basic insurance amount; and

      (2) the Contract Fund before the cost of insurance charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                                Type A (Fixed) Death Benefit
----------------------------------------------------------------------------------------------------------------------------
                    IF                                                       THEN
----------------------------------------------------------------------------------------------------------------------------
                       and the Contract     the attained age   the Contract Fund multiplied by the   and the Death Benefit
 the insured is age         Fund is           factor is**             attained age factor is                   is
----------------------------------------------------------------------------------------------------------------------------
         40                $ 25,000               3.57                        89,250                        $250,000
         40                $ 75,000               3.57                       267,750                        $267,750*
         40                $100,000               3.57                       357,000                        $357,000*
----------------------------------------------------------------------------------------------------------------------------
         60                $ 75,000               1.92                       144,000                        $250,000
         60                $125,000               1.92                       240,000                        $250,000
         60                $150,000               1.92                       288,000                        $288,000*
----------------------------------------------------------------------------------------------------------------------------
         80                $150,000               1.26                       189,000                        $250,000
         80                $200,000               1.26                       252,000                        $252,000*
         80                $225,000               1.26                       283,500                        $283,500*
----------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

      (1) the basic insurance amount plus the Contract Fund before the cost of insurance charges due on that date; and

      (2) the Contract Fund before the cost of insurance charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                              Type B (Variable) Death Benefit
------------------------------------------------------------------------------------------------------------------------------
                    IF                                                          THEN
------------------------------------------------------------------------------------------------------------------------------
                         and the Contract      the attained age      the Contract Fund multiplied by        and the Death
 the insured is age          Fund is             factor is**           the attained age factor is            Benefit is
------------------------------------------------------------------------------------------------------------------------------
         40                  $ 25,000                3.57                         89,250                      $275,000
         40                  $ 75,000                3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
------------------------------------------------------------------------------------------------------------------------------
         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
------------------------------------------------------------------------------------------------------------------------------
         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type C (return of premium) Contract will always be the greater of:

      (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals; and

      (2) the Contract Fund before the cost of insurance charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                    Type C (Return of Premium) Death Benefit
----------------------------------------------------------------------------------------------------------------------
                      IF                                                              THEN
----------------------------------------------------------------------------------------------------------------------
                                                                                the Contract Fund
     the           and the          and the premiums                            multiplied by the
   insured      Contract Fund        paid less any          the attained       attained age factor     and the Death
   is age             is             withdrawals is        age factor is**              is               Benefit is
----------------------------------------------------------------------------------------------------------------------
    40             $ 25,000             $ 15,000                 3.57                  89,250             $265,000
    40             $ 75,000             $ 60,000                 3.57                 267,750             $310,000
    40             $100,000             $ 80,000                 3.57                 357,000             $357,000*
----------------------------------------------------------------------------------------------------------------------
    60             $ 75,000             $ 60,000                 1.92                 144,000             $310,000
    60             $125,000             $100,000                 1.92                 240,000             $350,000
    60             $150,000             $125,000                 1.92                 288,000             $375,000
----------------------------------------------------------------------------------------------------------------------
    80             $150,000             $125,000                 1.26                 189,000             $375,000
    80             $200,000             $150,000                 1.26                 252,000             $400,000
    80             $225,000             $175,000                 1.26                 283,500             $425,000
----------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

                          DISTRIBUTION AND COMMISSIONS

Service Fees

Pruco Life and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                                     EXPERTS


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the PruLife(R) Custom Premier Subaccounts of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife(R) Custom Premier had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife(R) Custom Premier are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                   PRUDENTIAL       PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
                                                      MONEY         DIVERSIFIED      PRUDENTIAL        FLEXIBLE       CONSERVATIVE
                                                     MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
   Investment in the portfolios, at value ....   $  106,052,683   $   88,618,405   $   40,044,399   $    3,300,378   $   40,114,628
                                                 --------------   --------------   --------------   --------------   --------------
   Net Assets ................................   $  106,052,683   $   88,618,405   $   40,044,399   $    3,300,378   $   40,114,628
                                                 ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
   Accumulation units ........................   $  106,052,683   $   88,618,405   $   40,044,399   $    3,300,378   $   40,114,628
                                                 --------------   --------------   --------------   --------------   --------------
                                                 $  106,052,683   $   88,618,405   $   40,044,399   $    3,300,378   $   40,114,628
                                                 ==============   ==============   ==============   ==============   ==============

   Units outstanding .........................       80,788,158       44,141,647       28,392,440        2,992,911       20,528,563
                                                 ==============   ==============   ==============   ==============   ==============

   Portfolio shares held .....................       10,605,268        8,190,241        2,542,501          262,978        3,227,243
   Portfolio net asset value per share .......   $        10.00   $        10.82   $        15.75   $        12.55   $        12.43
   Investment in portfolio shares, at cost ...   $  106,052,683   $   91,437,702   $   57,493,217   $    4,114,539   $   47,794,001


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                   PRUDENTIAL       PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
                                                      MONEY         DIVERSIFIED      PRUDENTIAL        FLEXIBLE       CONSERVATIVE
                                                     MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
   Dividend income ...........................   $    1,408,343   $    9,923,804   $      392,707   $      100,131   $            0
                                                 --------------   --------------   --------------   --------------   --------------


EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk ........          433,335          458,180          216,320           27,554          246,135
   Reimbursement for excess expenses .........                0                0                0                0                0
                                                 --------------   --------------   --------------   --------------   --------------

NET EXPENSES .................................          433,335          458,180          216,320           27,554          246,135
                                                 --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) .................          975,008        9,465,624          176,387           72,577         (246,135)
                                                 --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received ......                0                0                0                0          114,239
   Realized gain (loss) on shares redeemed ...                0         (625,755)      (3,740,747)        (609,826)        (826,269)
   Net change in unrealized gain (loss)
      on invest ..............................                0       (3,315,352)      (7,859,744)          34,647       (3,352,664)
                                                 --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ...............                0       (3,941,107)     (11,600,491)        (575,179)      (4,064,694)
                                                 --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................   $      975,008   $    5,524,517   $  (11,424,104)  $     (502,602)  $   (4,310,829)
                                                 ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 PRUDENTIAL      PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
 HIGH YIELD         STOCK         PRUDENTIAL         NATURAL        PRUDENTIAL       GOVERNMENT       ZERO COUPON      PRUDENTIAL
    BOND            INDEX            VALUE          RESOURCES         GLOBAL           INCOME          BOND 2005        JENNISON
  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  4,521,824   $  115,171,368   $    8,281,727   $    1,733,050   $    7,074,024   $   64,100,419   $   26,440,112   $   16,808,339
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  4,521,824   $  115,171,368   $    8,281,727   $    1,733,050   $    7,074,024   $   64,100,419   $   26,440,112   $   16,808,339
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============


$  4,521,824   $  115,171,368   $    8,281,727   $    1,733,050   $    7,074,024   $   64,100,419   $   26,440,112   $   16,808,339
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  4,521,824   $  115,171,368   $    8,281,727   $    1,733,050   $    7,074,024   $   64,100,419   $   26,440,112   $   16,808,339
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   4,453,334       83,776,829        6,710,637          507,425        9,646,483       24,711,509        8,306,821       28,668,104
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

     985,147        4,780,879          602,307           77,541          623,262        5,128,034        1,925,718        1,314,178
$       4.59   $        24.09   $        13.75   $        22.35   $        11.35   $        12.50   $        13.73   $        12.79
$  5,591,418   $  148,156,141   $   11,288,733   $    1,381,953   $   10,500,926   $   62,939,835   $   24,918,916   $   22,493,518





                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 PRUDENTIAL      PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
 HIGH YIELD         STOCK         PRUDENTIAL         NATURAL        PRUDENTIAL       GOVERNMENT       ZERO COUPON      PRUDENTIAL
    BOND            INDEX            VALUE          RESOURCES         GLOBAL           INCOME          BOND 2005        JENNISON
  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$    822,008   $    1,655,016   $      134,590   $        9,147   $       74,413   $    4,543,355   $    2,238,404   $       41,904
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------




      18,255          683,438           41,621            9,800           38,186          309,541          148,869           54,871
           0                0                0                0                0                0          (55,981)               0
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

      18,255          683,438           41,621            9,800           38,186          309,541           92,888           54,871
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

     803,753          971,578           92,969             (653)          36,227        4,233,814        2,145,516          (12,967)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------



           0        1,123,598                0           18,682                0          299,841          227,976                0
    (864,207)      (3,584,145)        (624,833)          40,785       (2,647,414)          14,859           31,091       (1,227,422)

     138,290      (35,701,187)      (1,978,207)         211,744          185,381          926,334          (24,153)      (3,939,949)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

    (725,917)     (38,161,734)      (2,603,040)         271,211       (2,462,033)       1,241,034          234,914       (5,167,371)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------


$     77,836   $  (37,190,156)  $   (2,510,071)  $      270,558   $   (2,425,806)  $    5,474,848   $    2,380,430   $   (5,180,338)
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                   PRUDENTIAL     T. ROWE PRICE       AIM V.I.          JANUS              MFS
                                                 SMALL CAPITAL-   INTERNATIONAL        PREMIER          ASPEN           EMERGING
                                                 IZATION STOCK        STOCK            EQUITY          GROWTH            GROWTH
                                                    PORTFOLIO       PORTFOLIO           FUND          PORTFOLIO          SERIES
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
   Investment in the portfolios, at value ....   $   14,153,614   $    3,501,607   $    1,364,771   $    3,662,079   $    3,224,999
                                                 --------------   --------------   --------------   --------------   --------------
   Net Assets ................................   $   14,153,614   $    3,501,607   $    1,364,771   $    3,662,079   $    3,224,999
                                                 ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
   Accumulation units ........................   $   14,153,614   $    3,501,607   $    1,364,771   $    3,662,079   $    3,224,999
                                                 --------------   --------------   --------------   --------------   --------------
                                                 $   14,153,614   $    3,501,607   $    1,364,771   $    3,662,079   $    3,224,999
                                                 ==============   ==============   ==============   ==============   ==============

   Units outstanding .........................        7,273,033        5,788,909        2,613,292        7,008,417        7,264,158
                                                 ==============   ==============   ==============   ==============   ==============

   Portfolio shares held .....................        1,096,330          378,143           84,141          250,656          270,781
   Portfolio net asset value per share .......   $        12.91   $         9.26   $        16.22   $        14.61   $        11.91
   Investment in portfolio shares, at cost ...   $   16,254,650   $    4,349,748   $    1,983,175   $    5,229,503   $    5,729,504


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                   PRUDENTIAL     T. ROWE PRICE       AIM V.I.          JANUS              MFS
                                                 SMALL CAPITAL-   INTERNATIONAL        PREMIER          ASPEN           EMERGING
                                                 IZATION STOCK        STOCK            EQUITY          GROWTH            GROWTH
                                                    PORTFOLIO       PORTFOLIO           FUND          PORTFOLIO          SERIES
                                                 --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
   Dividend income ...........................   $      143,864   $       37,396   $        5,699   $            0   $            0
                                                 --------------   --------------   --------------   --------------   --------------


EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk ........           94,999           13,566           11,911           26,773           16,161
   Reimbursement for excess expenses .........                0                0                0                0                0
                                                 --------------   --------------   --------------   --------------   --------------

NET EXPENSES .................................           94,999           13,566           11,911           26,773           16,161
                                                 --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) .................           48,865           23,830           (6,212)         (26,773)         (16,161)
                                                 --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received ......          208,089            3,740                0                0                0
   Realized gain (loss) on shares redeemed ...          (12,241)        (236,307)        (132,432)        (446,708)        (236,218)
   Net change in unrealized gain (loss)
      on investments .........................       (2,925,119)        (351,490)        (467,493)        (937,090)      (1,311,754)
                                                 --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ...............       (2,729,271)        (584,057)        (599,925)      (1,383,798)      (1,547,972)
                                                 --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................   $   (2,680,406)  $     (560,227)  $     (606,137)  $   (1,410,571)  $   (1,564,133)
                                                 ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
  AMERICAN        FRANKLIN         AMERICAN        PRUDENTIAL       PRUDENTIAL        DREYFUS                          PRUDENTIAL
   CENTURY        TEMPLETON       CENTURY VP       SP ALLIANCE       SP DAVIS         MIDCAP           DREYFUS        SP SMALL/MID
  VP VALUE        SMALL CAP    INCOME & GROWTH  LARGE CAP GROWTH       VALUE           STOCK          SMALL CAP         CAP VALUE
    FUND            FUND             FUND          PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

$  4,863,360   $    4,158,628   $    2,071,419   $    4,037,596   $   10,164,631   $      632,539   $    1,431,165   $    7,768,615
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  4,863,360   $    4,158,628   $    2,071,419   $    4,037,596   $   10,164,631   $      632,539   $    1,431,165   $    7,768,615
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============


$  4,863,360   $    4,158,628   $    2,071,419   $    4,037,596   $   10,164,631   $      632,539   $    1,431,165   $    7,768,615
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  4,863,360   $    4,158,628   $    2,071,419   $    4,037,596   $   10,164,631   $      632,539   $    1,431,165   $    7,768,615
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   4,491,803        8,290,872        2,933,398        6,955,084       12,835,429          766,296        3,468,230        8,621,504
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

     795,967          327,451          401,438          802,703        1,333,941           52,536           50,393          802,543
$       6.11   $        12.70   $         5.16   $         5.03   $         7.62   $        12.04   $        28.40   $         9.68
$  5,248,784   $    5,390,061   $    2,485,017   $    5,609,623   $   11,129,686   $      684,236   $    1,692,593   $    8,826,217





                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
  AMERICAN        FRANKLIN         AMERICAN        PRUDENTIAL       PRUDENTIAL        DREYFUS                          PRUDENTIAL
   CENTURY        TEMPLETON       CENTURY VP       SP ALLIANCE       SP DAVIS         MIDCAP           DREYFUS        SP SMALL/MID
  VP VALUE        SMALL CAP    INCOME & GROWTH  LARGE CAP GROWTH       VALUE           STOCK          SMALL CAP         CAP VALUE
    FUND            FUND             FUND          PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

$     30,429   $        8,596   $       18,411   $            0   $          672   $        1,901   $          673   $       36,309
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------




      26,495           14,585            3,776            8,663           17,531            1,526            3,056           14,363
           0                0                0                0                0                0                0                0
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

      26,495           14,585            3,776            8,663           17,531            1,526            3,056           14,363
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

       3,934           (5,989)          14,635           (8,663)         (16,859)             375           (2,383)          21,946
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------



     196,885                0                0                0                0                0                0                0
     (21,227)        (181,195)         (36,640)        (175,466)         (70,973)         (11,295)         (56,681)         (40,567)

    (607,790)      (1,008,298)        (401,779)      (1,255,993)      (1,064,661)        (117,902)        (338,984)      (1,153,566)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

    (432,132)      (1,189,493)        (438,419)      (1,431,459)      (1,135,634)        (129,197)        (395,665)      (1,194,133)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------


$   (428,198)  $   (1,195,482)  $     (423,784)  $   (1,440,122)  $   (1,152,493)  $     (128,822)  $     (398,048)  $   (1,172,187)
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                    SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                                                     PRUDENTIAL      JANUS ASPEN
                                                 GOLDMAN SACHS       INVESCO          INVESCO        SP INVESCO       AGGRESSIVE
                                                     CORE             VIF -            VIF -       SMALL COMPANY        GROWTH
                                               SMALL CAP EQUITY     UTILITIES       TECHNOLOGY         GROWTH         PORTFOLIO -
                                                     FUND             FUND             FUND           PORTFOLIO     SERVICE SHARES
                                                --------------   --------------   --------------   --------------   --------------
ASSETS
   Investment in the portfolios, at value ....  $      949,758   $        2,917   $      261,322   $    1,512,963   $    1,270,322
                                                --------------   --------------   --------------   --------------   --------------
   Net Assets ................................  $      949,758   $        2,917   $      261,322   $    1,512,963   $    1,270,322
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
   Accumulation units ........................  $      949,758   $        2,917   $      261,322   $    1,512,963   $    1,270,322
                                                --------------   --------------   --------------   --------------   --------------
                                                $      949,758   $        2,917   $      261,322   $    1,512,963   $    1,270,322
                                                ==============   ==============   ==============   ==============   ==============

   Units outstanding .........................       1,096,921            5,637        1,432,922        2,261,312        3,847,013
                                                ==============   ==============   ==============   ==============   ==============

   Portfolio shares held .....................         103,347              261           31,986          312,596           81,327
   Portfolio net asset value per share .......  $         9.19   $        11.16   $         8.17   $         4.84   $        15.62
   Investment in portfolio shares, at cost ...  $    1,093,707   $        2,937   $      385,405   $    1,812,383   $    1,547,336

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                    SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                                                     PRUDENTIAL      JANUS ASPEN
                                                 GOLDMAN SACHS       INVESCO          INVESCO        SP INVESCO       AGGRESSIVE
                                                     CORE             VIF -            VIF -       SMALL COMPANY        GROWTH
                                               SMALL CAP EQUITY     UTILITIES       TECHNOLOGY         GROWTH         PORTFOLIO -
                                                     FUND             FUND             FUND           PORTFOLIO     SERVICE SHARES
                                                --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
   Dividend income ...........................  $        2,815   $           15   $            0   $            0   $            0
                                                --------------   --------------   --------------   --------------   --------------


EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk ........           1,665                8              583            2,762            3,107
   Reimbursement for excess expenses .........               0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------

NET EXPENSES .................................           1,665                8              583            2,762            3,107
                                                --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) .................           1,150                7             (583)          (2,762)          (3,107)
                                                --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received ......               0                0                0                0                0
   Realized gain (loss) on shares redeemed ...          (2,890)          (2,297)          (6,154)         (20,356)        (969,620)
   Net change in unrealized gain (loss)
     on investments ..........................        (143,483)              20         (187,751)        (336,596)         416,848
                                                --------------   --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ...............        (146,373)          (2,277)        (193,905)        (356,952)        (552,772)
                                                --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................  $     (145,223)  $       (2,270)  $     (194,488)  $     (359,714)  $     (555,879)
                                                ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN
  BALANCED      OPPENHEIMER      PRUDENTIAL        PRUDENTIAL      JANUS ASPEN       PRUDENTIAL       PRUDENTIAL       PRUDENTIAL
PORTFOLIO -    VA AGGRESSIVE       SP PIMCO         SP PIMCO          GROWTH          SP LARGE          SP AIM       SP MFS CAPITAL
  SERVICE         GROWTH         TOTAL RETURN      HIGH YIELD      PORTFOLIO -        CAP VALUE       CORE EQUITY     OPPORTUNITIES
   SHARES          FUND           PORTFOLIO         PORTFOLIO     SERVICE SHARES      PORTFOLIO        PORTFOLIO        PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

$  8,262,831   $       51,742   $   24,524,156   $    3,767,579   $      366,932   $    2,362,532   $      610,836   $      895,756
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  8,262,831   $       51,742   $   24,524,156   $    3,767,579   $      366,932   $    2,362,532   $      610,836   $      895,756
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============


$  8,262,831   $       51,742   $   24,524,156   $    3,767,579   $      366,932   $    2,362,532   $      610,836   $      895,756
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$  8,262,831   $       51,742   $   24,524,156   $    3,767,579   $      366,932   $    2,362,532   $      610,836   $      895,756
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   9,466,821          132,295       20,532,038        3,684,613          564,832        2,978,424          785,281        1,544,276
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

     387,562            1,776        2,149,356          410,859           25,341          302,501          110,659          179,151
$      21.32   $        29.13   $        11.41   $         9.17   $        14.48   $         7.81   $         5.52   $         5.00
$  8,629,720   $       65,240   $   23,740,662   $    3,838,171   $      417,736   $    2,688,678   $      660,849   $    1,096,513




                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN
  BALANCED      OPPENHEIMER      PRUDENTIAL        PRUDENTIAL      JANUS ASPEN       PRUDENTIAL       PRUDENTIAL       PRUDENTIAL
PORTFOLIO -    VA AGGRESSIVE       SP PIMCO         SP PIMCO          GROWTH          SP LARGE          SP AIM       SP MFS CAPITAL
  SERVICE         GROWTH         TOTAL RETURN      HIGH YIELD      PORTFOLIO -        CAP VALUE       CORE EQUITY     OPPORTUNITIES
   SHARES          FUND           PORTFOLIO         PORTFOLIO     SERVICE SHARES      PORTFOLIO        PORTFOLIO        PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

$    123,701   $          253   $      398,800   $      136,507   $            0   $       24,759   $            0   $            0
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------




       8,988               94           28,569            3,288              484            3,985              936            2,104
           0                0                0                0                0                0                0                0
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

       8,988               94           28,569            3,288              484            3,985              936            2,104
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

     114,713              159          370,231          133,219             (484)          20,774             (936)          (2,104)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------



           0                0              321                0                0                0                0                0
     (17,401)          (9,903)          22,540           (8,970)          (5,181)         (19,970)         (10,989)         (47,047)

    (426,309)          (6,553)         883,183          (65,291)         (52,174)        (331,518)         (52,319)        (207,477)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

    (443,710)         (16,456)         906,044          (74,261)         (57,355)        (351,488)         (63,308)        (254,524)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------


$   (328,997)  $      (16,297)  $    1,276,275   $       58,958   $      (57,839)  $     (330,714)  $      (64,244)  $     (256,628)
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                            SUBACCOUNTS
                                                                  -----------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                    PRUDENTIAL       PRUDENTIAL     SP PRUDENTIAL        SP AIM
                                                                   SP STRATEGIC        SP MID       U.S. EMERGING      AGGRESSIVE
                                                                 PARTNERS FOCUSED    CAP GROWTH        GROWTH            GROWTH
                                                                 GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                                  --------------   --------------   --------------   --------------
ASSETS
   Investment in the portfolios, at value .....................   $      301,952   $    1,986,121   $    2,224,118   $    1,238,343
                                                                  --------------   --------------   --------------   --------------
   Net Assets .................................................   $      301,952   $    1,986,121   $    2,224,118   $    1,238,343
                                                                  ==============   ==============   ==============   ==============

NET ASSETS, representing:
   Accumulation units .........................................   $      301,952   $    1,986,121   $    2,224,118   $    1,238,343
                                                                  --------------   --------------   --------------   --------------
                                                                  $      301,952   $    1,986,121   $    2,224,118   $    1,238,343
                                                                  ==============   ==============   ==============   ==============

   Units outstanding ..........................................          436,369        4,231,321        3,672,247        1,791,192
                                                                  ==============   ==============   ==============   ==============

   Portfolio shares held ......................................           60,030          485,604          475,239          241,392
   Portfolio net asset value per share ........................   $         5.03   $         4.09   $         4.68   $         5.13
   Investment in portfolio shares, at cost ....................   $      331,757   $    2,801,477   $    2,728,977   $    1,421,393


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                            SUBACCOUNTS
                                                                  -----------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                    PRUDENTIAL       PRUDENTIAL     SP PRUDENTIAL        SP AIM
                                                                   SP STRATEGIC        SP MID       U.S. EMERGING      AGGRESSIVE
                                                                 PARTNERS FOCUSED    CAP GROWTH        GROWTH            GROWTH
                                                                 GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                                  --------------   --------------   --------------   --------------
INVESTMENT INCOME
   Dividend income ............................................   $            0   $            0   $            0   $            0
                                                                  --------------   --------------   --------------   --------------


EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk .........................              452            3,919            4,265            2,287
   Reimbursement for excess expenses ..........................                0                0                0                0
                                                                  --------------   --------------   --------------   --------------

NET EXPENSES ..................................................              452            3,919            4,265            2,287
                                                                  --------------   --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) ..................................             (452)          (3,919)          (4,265)          (2,287)
                                                                  --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received .......................                0                0                0                0
   Realized gain (loss) on shares redeemed ....................           (9,295)         (71,974)         (29,308)         (19,098)
   Net change in unrealized gain (loss)
      on investments ..........................................          (31,462)        (845,373)        (526,198)        (181,032)
                                                                  --------------   --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS ................................          (40,757)        (917,347)        (555,506)        (200,130)
                                                                  --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .................................   $      (41,209)  $     (921,266)  $     (559,771)  $     (202,417)
                                                                  ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL       PRUDENTIAL       PRUDENTIAL       PRUDENTIAL       JANUS ASPEN      PRUDENTIAL       PRUDENTIAL
 PRUDENTIAL   SP CONSERVATIVE    SP BALANCED       SP GROWTH      SP AGGRESSIVE     INTERNATIONAL    SP JENNISON       SP DEUTSCHE
SP ALLIANCE         ASSET           ASSET            ASSET         GROWTH ASSET        GROWTH       INTERNATIONAL    INTERNATIONAL
 TECHNOLOGY      ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       PORTFOLIO -         GROWTH          EQUITY
  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO     SERVICE SHARES      PORTFOLIO        PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

$    574,572   $    1,400,877   $    3,726,215   $    3,933,159   $      815,280   $    2,562,748   $      618,375   $    3,583,789
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$    574,572   $    1,400,877   $    3,726,215   $    3,933,159   $      815,280   $    2,562,748   $      618,375   $    3,583,789
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============


$    574,572   $    1,400,877   $    3,726,215   $    3,933,159   $      815,280   $    2,562,748   $      618,375   $    3,583,789
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
$    574,572   $    1,400,877   $    3,726,215   $    3,933,159   $      815,280   $    2,562,748   $      618,375   $    3,583,789
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   1,135,146        1,492,034        4,292,162        4,939,431        1,112,798        5,056,226          890,095        5,176,632
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

     171,514          152,934          468,118          575,023          138,183          149,170          146,534          589,439
$       3.35   $         9.16   $         7.96   $         6.84   $         5.90   $        17.18   $         4.22   $         6.08
$    786,916   $    1,408,285   $    3,863,677   $    4,201,920   $      895,974   $    3,276,980   $      699,060   $    4,142,526





                                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL       PRUDENTIAL       PRUDENTIAL       PRUDENTIAL       JANUS ASPEN      PRUDENTIAL       PRUDENTIAL
 PRUDENTIAL   SP CONSERVATIVE    SP BALANCED       SP GROWTH      SP AGGRESSIVE     INTERNATIONAL    SP JENNISON       SP DEUTSCHE
SP ALLIANCE         ASSET           ASSET            ASSET         GROWTH ASSET        GROWTH       INTERNATIONAL    INTERNATIONAL
 TECHNOLOGY      ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       PORTFOLIO -         GROWTH          EQUITY
  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO     SERVICE SHARES      PORTFOLIO        PORTFOLIO
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

$          0   $        1,204   $            0   $            0   $            0   $       16,359   $            0   $            0
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------




       1,173            2,573            5,794            5,298              995            4,248              887            7,576
           0                0                0                0                0                0                0                0
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

       1,173            2,573            5,794            5,298              995            4,248              887            7,576
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

      (1,173)          (1,369)          (5,794)          (5,298)            (995)          12,111             (887)          (7,576)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------



           0              283              882              293                0                0                0                0
     (29,594)          (2,746)         (26,630)         (11,868)          (9,365)        (134,093)          (9,601)         (73,366)

    (219,212)          (7,460)        (139,954)        (273,549)         (83,511)        (477,544)         (82,942)        (534,067)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------

    (248,806)          (9,923)        (165,702)        (285,124)         (92,876)        (611,637)         (92,543)        (607,433)
------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------


$   (249,979)  $      (11,292)  $     (171,496)  $     (290,422)  $      (93,871)  $     (599,526)  $      (93,430)  $     (615,009)
============   ==============   ==============   ==============   ==============   ==============   ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                  SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                     PRUDENTIAL                    PRUDENTIAL                    PRUDENTIAL
                                                    MONEY MARKET                DIVERSIFIED BOND                   EQUITY
                                                      PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
   Net investment income (loss) ........... $    975,008   $  2,901,161   $  9,465,624   $  4,162,159   $    176,387   $    141,578
   Capital gains distributions received ...            0              0              0              0              0      2,383,294
   Realized gain (loss) on shares
      redeemed ............................            0              0       (625,755)       263,383     (3,740,747)    (2,998,844)
   Net change in unrealized gain (loss)
      on investments ......................            0              0     (3,315,352)      (546,043)    (7,859,744)    (5,464,228)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      975,008      2,901,161      5,524,517      3,879,499    (11,424,104)    (5,938,200)
                                            ------------   ------------   ------------   ------------   ------------   ------------
CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............   88,478,451    123,993,373      6,363,163      3,370,030      7,872,558      7,154,068
   Policy loans ...........................   (2,554,203)    (3,829,282)       (30,538)       (69,456)       (30,150)       (68,465)
   Policy loan repayments and interest ....      619,459         63,727         74,259          2,652         72,556          2,633
   Surrenders, withdrawals and
      death benefits ......................     (255,285)     6,287,444       (589,812)    (1,583,378)      (932,836)    (2,656,298)
   Net transfers between other
      subaccounts or fixed rate option ....  (93,359,194)   (35,557,395)    (5,733,848)    27,405,118      1,866,970        (65,766)
   Withdrawal and other charges ...........  (10,439,397)    (5,682,290)    (3,628,850)    (1,286,442)    (3,044,773)    (1,065,448)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS .............  (17,510,169)    72,700,689     (3,545,626)    27,838,524      5,804,325      3,300,724
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................  (16,535,161)    75,601,850      1,978,891     31,718,023     (5,619,779)    (2,637,476)

NET ASSETS
   Beginning of year ......................  122,587,844     46,985,994     86,639,514     54,921,491     45,664,178     48,301,654
                                            ------------   ------------   ------------   ------------   ------------   ------------
   End of year ............................ $106,052,683   $122,587,844   $ 88,618,405   $ 86,639,514   $ 40,044,399   $ 45,664,178
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................   83,554,112     31,857,369     44,267,729     26,164,245     20,840,666     13,455,817
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................  104,224,237    201,019,120     12,666,796     28,992,451     17,923,672     18,857,577
  Units redeemed .......................... (106,990,191)  (149,322,377)   (12,792,878)   (10,888,967)   (10,371,898)   (11,472,728)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................   80,788,158     83,554,112     44,141,647     44,267,729     28,392,440     20,840,666
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                      PRUDENTIAL                      PRUDENTIAL                      PRUDENTIAL
       FLEXIBLE MANAGED             CONSERVATIVE BALANCED               HIGH YIELD BOND                  STOCK INDEX
           PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
-----------------------------   -----------------------------   -----------------------------   -----------------------------
    2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$      72,577   $     190,015   $    (246,135)  $   1,248,449   $     803,753   $     579,432   $     971,578   $     594,988
            0          88,324         114,239         474,656               0               0       1,123,598       8,666,848

     (609,826)       (551,921)       (826,269)       (644,620)       (864,207)        (91,177)     (3,584,145)      3,698,870

       34,647        (303,625)     (3,352,664)     (2,328,875)        138,290        (614,989)    (35,701,187)    (41,202,806)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


     (502,602)       (577,207)     (4,310,829)     (1,250,390)         77,836        (126,734)    (37,190,156)    (28,242,100)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      689,574       1,268,252       2,234,747       3,320,839       1,463,288         935,827      18,781,323      13,924,175
      (61,582)           (757)       (164,961)       (478,833)         (2,804)         (9,575)       (241,934)       (508,123)
        2,015             571          63,101          12,537           1,189             626         128,479          15,539

     (763,323)     (3,301,388)       (340,524)     (3,692,776)       (823,961)       (163,587)     (3,893,387)     (5,553,767)

   (1,856,180)       (148,083)       (621,296)     (1,981,750)     (1,584,498)      3,034,824      (6,450,119)    (32,720,764)
     (124,573)       (122,551)       (863,573)       (726,452)       (720,259)       (241,682)     (5,608,739)     (2,391,386)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


   (2,114,069)     (2,303,956)        307,494      (3,546,435)     (1,667,045)      3,556,433       2,715,623     (27,234,326)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

   (2,616,671)     (2,881,163)     (4,003,335)     (4,796,825)     (1,589,209)      3,429,699     (34,474,533)    (55,476,426)


    5,917,049       8,798,212      44,117,963      48,914,788       6,111,033       2,681,334     149,645,901     205,122,327
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   3,300,378   $   5,917,049   $  40,114,628   $  44,117,963   $   4,521,824   $   6,111,033   $ 115,171,368   $ 149,645,901
=============   =============   =============   =============   =============   =============   =============   =============

    3,278,223       3,436,390      19,845,628      20,115,920       5,236,654       1,506,221      71,447,421      56,866,969
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    1,243,304       4,412,923       3,786,397       6,594,114       2,194,097       4,646,055      39,006,390      56,662,964
   (1,528,616)     (4,571,090)     (3,103,462)     (6,864,406)     (2,977,417)       (915,622)    (26,676,982)    (42,082,512)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    2,992,911       3,278,223      20,528,563      19,845,628       4,453,334       5,236,654      83,776,829      71,447,421
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                      PRUCOLIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                     PRUDENTIAL                    PRUDENTIAL                    PRUDENTIAL
                                                        VALUE                   NATURAL RESOURCES                  GLOBAL
                                                      PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
 Net investment income (loss) ............. $     92,969   $    127,418   $       (653)  $     30,956   $     36,227   $    (20,920)
   Capital gains distributions received ...            0      1,015,160         18,682        110,669              0      2,702,689
   Realized gain (loss) on shares
     redeemed .............................     (624,833)      (107,721)        40,785         53,611     (2,647,414)       709,635
   Net change in unrealized gain (loss)
     on investments .......................   (1,978,207)    (1,365,378)       211,744       (390,911)       185,381     (5,795,307)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................   (2,510,071)      (330,521)       270,558       (195,675)    (2,425,806)    (2,403,903)
                                            ------------   ------------   ------------   ------------   ------------   ------------
CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............    1,627,483        697,647         34,634         15,396      2,327,325      1,458,597
   Policy loans ...........................       (5,867)        (2,878)        (1,281)       (35,168)       (75,471)      (203,302)
   Policy loan repayments and interest ....       16,793            593         39,854            820         18,092          5,920
   Surrenders, withdrawals and
     death benefits .......................     (139,619)      (303,113)            13       (177,890)      (693,711)    (1,480,985)
   Net transfers between other
     subaccounts or fixed rate option .....   (1,665,952)       771,732        (21,072)       (71,257)    (4,017,625)    (4,760,357)
     Withdrawal and other charges .........     (248,371)      (132,730)       (37,154)       (30,040)      (464,285)      (176,338)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS ............     (415,533)     1,031,251         14,994       (298,139)    (2,905,675)    (5,156,465)
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................   (2,925,604)       700,730        285,552       (493,814)    (5,331,481)    (7,560,368)

NET ASSETS
    Beginning of year .....................   11,207,331     10,506,601      1,447,498      1,941,312     12,405,505     19,965,873
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ........................... $  8,281,727   $ 11,207,331   $  1,733,050   $  1,447,498   $  7,074,024   $ 12,405,505
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................    7,051,808      5,553,870        500,975        600,553     10,693,686     11,191,422
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................    2,472,724      2,659,634        195,150         20,609      5,360,181     10,194,360
    Units redeemed ........................   (2,813,895)    (1,161,696)      (188,700)      (120,187)    (6,407,384)   (10,692,096)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................    6,710,637      7,051,808        507,425        500,975      9,646,483     10,693,686
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                      PRUDENTIAL                                                      PRUDENTIAL
          GOVERNMENT                      ZERO COUPON                     PRUDENTIAL                 SMALL CAPITALIZATION
            INCOME                         BOND 2005                       JENNISON                          STOCK
           PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$   4,233,814   $     244,375   $   2,145,516   $     849,497   $     (12,967)  $     (27,611)  $      48,865   $     (15,448)
      299,841               0         227,976          57,787               0          80,132         208,089       2,086,168

       14,859          14,628          31,091         106,636      (1,227,422)     (1,624,218)        (12,241)        266,666

      926,334          53,843         (24,153)        461,739      (3,939,949)       (560,158)     (2,925,119)     (1,579,002)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


    5,474,848         312,846       2,380,430       1,475,659      (5,180,338)     (2,131,855)     (2,680,406)        758,384
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      433,632          24,698          36,504           6,358      10,635,521       5,196,253         295,556         452,600
       (1,218)        (29,227)              0               0        (182,984)       (379,657)              0               0
       37,923             761               0               0          38,171          12,519               0               0

   (2,886,246)       (129,691)     (1,122,276)      1,120,304      (1,469,533)     (3,585,279)       (535,188)     (2,222,043)

   56,048,126       1,182,220       3,641,594      (1,579,740)      3,008,182       6,573,878         725,329          45,399
     (321,213)        (71,151)       (120,464)        (91,827)     (3,285,006)       (890,967)       (183,041)       (163,501)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


   53,311,004         977,610       2,435,358        (544,905)      8,744,351       6,926,747         302,656      (1,887,545)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

   58,785,852       1,290,456       4,815,788         930,754       3,564,013       4,794,892      (2,377,750)     (1,129,161)


    5,314,567       4,024,111      21,624,324      20,693,570      13,244,326       8,449,434      16,531,364      17,660,525
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$  64,100,419   $   5,314,567   $  26,440,112   $  21,624,324   $  16,808,339   $  13,244,326   $  14,153,614   $  16,531,364
=============   =============   =============   =============   =============   =============   =============   =============

    2,281,910       1,855,917       7,472,433       7,703,201      15,056,484       4,708,865       7,184,207       8,052,878
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
   24,646,343         609,200       1,154,401         471,365      24,769,017      24,922,813         836,061         363,377
   (2,216,744)       (183,207)       (320,013)       (702,133)    (11,157,397)    (14,575,194)       (747,235)     (1,232,048)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
   24,711,509       2,281,910       8,306,821       7,472,433      28,668,104      15,056,484       7,273,033       7,184,207
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                      PRUCOLIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                  SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------

                                                    T. ROWE PRICE                   AIM V.I.                        JANUS
                                                 INTERNATIONAL STOCK             PREMIER EQUITY                 ASPEN GROWTH
                                                      PORTFOLIO                       FUND                       PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
 Net investment income (loss) ............. $     23,830   $     58,075   $     (6,212)  $     (8,353)  $    (26,773)  $    (17,189)
   Capital gains distributions received ...        3,740              0              0         32,947              0          5,019
   Realized gain (loss) on shares
     redeemed .............................     (236,307)      (111,665)      (132,432)      (195,467)      (446,708)      (470,438)
   Net change in unrealized gain (loss)
     on investments .......................     (351,490)      (430,872)      (467,493)       (27,959)      (937,090)      (375,682)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................     (560,227)      (484,462)      (606,137)      (198,832)    (1,410,571)      (858,290)
                                            ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............    1,083,313        410,608        512,632        779,266        911,465      1,286,718
   Policy loans ...........................      (76,486)      (219,254)        (7,751)        (1,199)      (129,472)      (369,031)
   Policy loan repayments and interest ....       16,557          6,165             83             15         31,781         11,796
   Surrenders, withdrawals and
     death benefits .......................     (866,631)       (12,138)       (89,190)       (34,165)       (79,686)       (72,600)
   Net transfers between other
     subaccounts or fixed rate option .....      798,610      2,185,090         (5,258)         6,358       (373,533)     3,141,623
   Withdrawal and other charges ...........     (128,917)       (79,198)       (98,150)       (94,626)      (253,169)      (159,883)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS .............      826,446      2,291,273        312,366        655,649        107,386      3,838,623
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................      266,219      1,806,811       (293,771)       456,817     (1,303,185)     2,980,333

NET ASSETS
    Beginning of year .....................    3,235,388      1,428,577      1,658,542      1,201,725      4,965,264      1,984,931
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ........................... $  3,501,607   $  3,235,388   $  1,364,771   $  1,658,542   $  3,662,079   $  4,965,264
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................    4,297,194      1,449,865      2,211,717      1,294,777      6,839,788      2,141,911
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................    3,351,354      3,855,273      1,084,707      2,320,867      4,405,866      8,676,158
  Units redeemed ..........................   (1,859,639)    (1,007,944)      (683,132)    (1,403,927)    (4,237,237)    (3,978,281)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................    5,788,909      4,297,194      2,613,292      2,211,717      7,008,417      6,839,788
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMERICAN CENTURY
             MFS                      AMERICAN CENTURY                FRANKLIN TEMPLETON                 VP INCOME &
       EMERGING GROWTH                    VP VALUE                         SMALL CAP                       GROWTH
           SERIES                           FUND                             FUND                           FUND
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$     (16,161)  $     (14,898)  $       3,934   $      (1,355)  $      (5,989)  $       1,425   $      14,635   $         717
            0         232,245         196,885               0               0               0               0               0

     (236,218)       (466,418)        (21,227)          5,682        (181,195)       (803,286)        (36,640)           (945)

   (1,311,754)       (976,695)       (607,790)        188,905      (1,008,298)         60,783        (401,779)        (11,819)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



   (1,564,133)     (1,225,766)       (428,198)        193,232      (1,195,482)       (741,078)       (423,784)        (12,047)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      811,807       1,167,963         790,487         409,630       2,469,452         952,246         684,473          78,315
         (305)         (7,519)         (5,883)              0          (1,167)        (12,092)              0               0
          337             133               0               0             515             200               0               0

     (162,046)        (51,819)       (127,407)         (6,593)       (105,375)           (742)        (26,733)              0

       80,258       2,995,201       2,513,598       1,037,905        (163,784)        971,188       1,641,337         174,465
     (161,000)       (106,587)       (103,404)        (52,268)       (121,132)        (84,695)        (43,544)         (1,063)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



      569,051       3,997,372       3,067,391       1,388,674       2,078,509       1,826,105       2,255,533         251,717
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


     (995,082)      2,771,606       2,639,193       1,581,906         883,027       1,085,027       1,831,749         239,670


    4,220,081       1,448,475       2,224,167         642,261       3,275,601       2,190,574         239,670               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   3,224,999   $   4,220,081   $   4,863,360   $   2,224,167   $   4,158,628   $   3,275,601   $   2,071,419   $     239,670
=============   =============   =============   =============   =============   =============   =============   =============

    6,252,221       1,469,942       1,676,753         538,643       4,633,047       2,624,054         273,184               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    1,893,652       6,774,162       2,459,620       1,322,050       6,770,499       6,564,576       2,997,067         307,237
     (881,715)     (1,991,883)        355,430        (183,940)     (3,112,674)     (4,555,583)       (336,853)        (34,053)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    7,264,158       6,252,221       4,491,803       1,676,753       8,290,872       4,633,047       2,933,398         273,184
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                   SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                     PRUDENTIAL
                                                     SP ALLIANCE                  PRUDENTIAL SP                   DREYFUS
                                                  LARGE CAP GROWTH                 DAVIS VALUE                 MIDCAP STOCK
                                                      PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
 Net investment income (loss) ............. $     (8,663)  $     (3,783)  $    (16,859)  $      4,938   $        375   $        725
    Capital gains distributions received ..            0              0              0              0              0              0
    Realized gain (loss) on shares
      redeemed ............................     (175,466)        (5,975)       (70,973)        (1,130)       (11,295)        (1,258)
    Net change in unrealized gain (loss)
      on investments ......................   (1,255,993)      (316,034)    (1,064,661)        99,606       (117,902)        66,205
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................   (1,440,122)      (325,792)    (1,152,493)       103,414       (128,822)        65,672
                                            ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............    2,369,325      1,365,491      6,084,442      1,217,996        137,702         11,866
   Policy loans ...........................       (8,418)          (100)       (65,103)          (294)             0              0
   Policy loan repayments and interest ....          982              1          5,599            510              0              0
   Surrenders, withdrawals and
     death benefits .......................      (61,020)          (605)       (93,193)        (1,777)        (9,604)             0
   Net transfers between other
     subaccounts or fixed rate option .....      656,911      2,494,465      3,820,375      2,994,139        (16,776)       585,015
   Withdrawal and other charges ...........     (831,094)      (182,428)    (2,300,833)      (448,151)       (11,898)          (616)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS .............    2,126,686      3,676,824      7,451,287      3,762,423         99,424        596,265
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................      686,564      3,351,032      6,298,794      3,865,837        (29,398)       661,937

NET ASSETS
    Beginning of year .....................    3,351,032              0      3,865,837              0        661,937              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ........................... $  4,037,596   $  3,351,032   $ 10,164,631   $  3,865,837   $    632,539   $    661,937
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................    4,117,695              0      4,111,577              0        700,329              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................    4,782,445      4,289,762     12,838,710      4,464,528        461,197        730,837
  Units redeemed ..........................   (1,945,056)      (172,067)    (4,114,858)      (352,951)      (395,230)       (30,508)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................    6,955,084      4,117,695     12,835,429      4,111,577        766,296        700,329
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                          PRUDENTIAL                    GOLDMAN SACHS                      INVESCO
           DREYFUS                       SP SMALL/MID                       CORE                            VIF -
          SMALL CAP                        CAP VALUE                  SMALL CAP EQUITY                    UTILITIES
          PORTFOLIO                        PORTFOLIO                        FUND                            FUND
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$      (2,383)  $       2,031   $      21,946   $       6,471   $       1,150   $         274   $           7   $         (72)
            0          67,657               0               0               0               0               0             811

      (56,681)         25,174         (40,567)           (242)         (2,890)             (8)         (2,297)         (4,328)

     (338,984)         77,556      (1,153,566)         95,964        (143,483)           (466)             20             (40)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



     (398,048)        172,418      (1,172,187)        102,193        (145,223)           (200)         (2,270)         (3,629)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      467,879           6,622       4,649,524         757,113         199,222           3,735           2,079           3,678
            0               0         (33,732)           (111)         (4,566)              0               0               0
            0               0           4,309             177               0               0               0               0

      (16,164)              0         (73,286)         (5,656)              0               0              25               0

      336,198         885,829       3,989,768       1,765,472          92,958         813,405             (51)          3,335
      (22,454)         (1,115)     (1,906,307)       (308,662)         (9,552)            (21)           (119)           (131)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



      765,459         891,336       6,630,276       2,208,333         278,062         817,119           1,934           6,882
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      367,411       1,063,754       5,458,089       2,310,526         132,839         816,919            (336)          3,253


    1,063,754               0       2,310,526               0         816,919               0           3,253               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   1,431,165   $   1,063,754   $   7,768,615   $   2,310,526   $     949,758   $     816,919   $       2,917   $       3,253
=============   =============   =============   =============   =============   =============   =============   =============

    2,080,530               0       2,200,948               0         800,744               0           4,998               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    2,401,051       2,598,807       9,305,009       2,442,430         328,289         800,765          54,231         298,634
   (1,013,351)       (518,277)     (2,884,453)       (241,482)        (32,112)            (21)        (53,592)       (293,636)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    3,468,230       2,080,530       8,621,504       2,200,948       1,096,921         800,744           5,637           4,998
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                  SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                      INVESCO                      PRUDENTIAL                    JANUS ASPEN
                                                       VIF -                    SP INVESCO SMALL              AGGRESSIVE GROWTH
                                                    TECHNOLOGY                   COMPANY GROWTH                  PORTFOLIO -
                                                       FUND                         PORTFOLIO                  SERVICE SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
 Net investment income (loss) ............. $       (583)  $       (187)  $     (2,762)  $       (477)  $     (3,107)  $     (3,453)
    Capital gains distributions received ..            0              0              0              0              0              0
    Realized gain (loss) on shares
      redeemed ............................       (6,154)         7,484        (20,356)        (1,443)      (969,620)        (6,276)
    Net change in unrealized gain (loss)
      on investments ......................     (187,751)        63,668       (336,596)        37,176        416,848       (693,862)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................     (194,488)        70,965       (359,714)        35,256       (555,879)      (703,591)
                                            ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............       32,960         32,562      1,070,865        277,128        298,648        957,932
   Policy loans ...........................            0              0         (3,052)        (1,400)             0              0
   Policy loan repayments
     and interest .........................            0              0            698             12              0              0
   Surrenders, withdrawals and
     death benefits .......................       (3,837)             0        (15,833)          (286)       (26,133)             0
   Net transfers between other
     subaccounts or fixed rate option .....       92,446        236,793        613,850        507,010       (359,467)     1,723,509
   Withdrawal and other charges ...........       (4,986)        (1,093)      (496,612)      (114,959)       (54,122)       (10,575)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS .............      116,583        268,262      1,169,916        667,505       (141,074)     2,670,866
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................      (77,905)       339,227        810,202        702,761       (696,953)     1,967,275

NET ASSETS
    Beginning of year .....................      339,227              0        702,761              0      1,967,275              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ........................... $    261,322   $    339,227   $  1,512,963   $    702,761   $  1,270,322   $  1,967,275
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................      987,216              0        737,702              0      4,274,455              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................    1,294,452      1,127,754      2,388,544        865,369      5,622,697      4,305,032
  Units redeemed ..........................     (848,746)      (140,538)      (864,934)      (127,667)    (6,050,139)       (30,577)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................    1,432,922        987,216      2,261,312        737,702      3,847,013      4,274,455
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
         JANUS ASPEN                     OPPENHEIMER                       PRUDENTIAL                     PRUDENTIAL
          BALANCED                      VA AGGRESSIVE                       SP PIMCO                       SP PIMCO
         PORTFOLIO -                       GROWTH                         TOTAL RETURN                    HIGH YIELD
       SERVICE SHARES                       FUND                            PORTFOLIO                      PORTFOLIO
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$     114,713   $       9,981   $         159   $         172   $     370,231   $      98,179   $     133,219   $       6,384
            0               0               0           3,415             321         132,400               0               0

      (17,401)         (6,902)         (9,903)         (2,203)         22,540          (5,789)         (8,970)            (17)

     (426,309)         59,420          (6,553)         (6,945)        883,183         (99,689)        (65,291)         (5,301)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



     (328,997)         62,499         (16,297)         (5,561)      1,276,275         125,101          58,958           1,066
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      143,459          13,900          28,469          13,020       8,945,541          86,469         466,428          20,142
            0               0               0               0        (199,005)              0             (12)              0

            0               0               0               0           2,346               0           2,143               0

      (71,708)              0               0               0        (106,845)              0         (10,094)              0

    7,391,707       1,113,766           5,015          28,739       8,917,215       6,580,204       3,032,007         404,767
      (58,796)         (2,999)         (1,322)           (321)     (1,079,781)        (23,364)       (202,043)         (5,783)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



    7,404,662       1,124,667          32,162          41,438      16,479,471       6,643,309       3,288,429         419,126
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


    7,075,665       1,187,166          15,865          35,877      17,755,746       6,768,410       3,347,387         420,192


    1,187,166               0          35,877               0       6,768,410               0         420,192               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   8,262,831   $   1,187,166   $      51,742   $      35,877   $  24,524,156   $   6,768,410   $   3,767,579   $     420,192
=============   =============   =============   =============   =============   =============   =============   =============

    1,266,919               0          65,868               0       6,058,921               0         412,924               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    8,916,181       1,499,574          92,721          79,143      17,742,785       6,518,260       3,629,063         417,107
     (716,279)       (232,655)        (26,294)        (13,275)     (3,269,668)       (459,339)       (357,374)         (4,183)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    9,466,821       1,266,919         132,295          65,868      20,532,038       6,058,921       3,684,613         412,924
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                     JANUS ASPEN                   PRUDENTIAL                    PRUDENTIAL
                                                        GROWTH                      SP LARGE                       SP AIM
                                                      PORTFOLIO -                   CAP VALUE                    CORE EQUITY
                                                    SERVICE SHARES                    FUND                        PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
 Net investment income (loss) ............. $       (484)  $        (12)  $     20,774   $        204   $       (936)  $        (21)
    Capital gains distributions received ..            0              0              0              0              0              0
    Realized gain (loss) on shares
      redeemed ............................       (5,181)            11        (19,970)           133        (10,989)           272
    Net change in unrealized gain (loss)
      on investments ......................      (52,174)         1,370       (331,518)         5,372        (52,319)         2,306
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      (57,839)         1,369       (330,714)         5,709        (64,244)         2,557
                                            ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............      298,105         13,844        933,846         36,347        370,760         20,172
   Policy loans ...........................          (12)             0         (3,450)             0         (2,138)             0
   Policy loan repayments
     and interest .........................           52              0            639              0            564              0
   Surrenders, withdrawals and
     death benefits .......................       (1,427)             0        (18,406)             0         (2,100)             0
   Net transfers between other
     subaccounts or fixed rate option .....      238,353         26,301      1,949,905        300,123        393,869         52,225
   Withdrawal and other charges ...........     (147,706)        (4,108)      (495,804)       (15,663)      (156,476)        (4,353)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS .............      387,365         36,037      2,366,730        320,807        604,479         68,044
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................      329,526         37,406      2,036,016        326,516        540,235         70,601

NET ASSETS
    Beginning of year .....................       37,406              0        326,516              0         70,601              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ........................... $    366,932   $     37,406   $  2,362,532   $    326,516   $    610,836   $     70,601
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................       42,089              0        343,063              0         76,752              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................      782,041         42,920      3,472,930        353,639      1,051,339         82,931
  Units redeemed ..........................     (259,298)          (831)      (837,569)       (10,576)      (342,810)        (6,179)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................      564,832         42,089      2,978,424        343,063        785,281         76,752
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                      PRUDENTIAL SP                   PRUDENTIAL                    SP PRUDENTIAL
        SP MFS CAPITAL                 STRATEGIC PARTNERS                 SP MID CAP                    U.S. EMERGING
         OPPORTUNITIES                   FOCUSED GROWTH                     GROWTH                         GROWTH
           PORTFOLIO                        PORTFOLIO                      PORTFOLIO                      PORTFOLIO
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$      (2,104)  $          94   $        (452)  $         (15)  $      (3,919)  $        (703)  $      (4,265)  $        (711)
            0               0               0               0               0               1               0               0

      (47,047)         (1,913)         (9,295)            286         (71,974)         (1,729)        (29,308)         (1,580)

     (207,477)          6,720         (31,462)          1,657        (845,373)         30,017        (526,198)         21,339
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



     (256,628)          4,901         (41,209)          1,928        (921,266)         27,586        (559,771)         19,048
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      653,425         194,129         168,141          13,070       1,417,063         358,483       1,766,506         419,115
       (7,000)           (997)         (2,120)              0         (21,738)              0         (10,407)           (797)

          792               9             564               0             732               0           4,827             347

      (12,754)            (64)           (331)              0         (24,980)         (1,808)        (22,240)           (579)

      254,434         463,043         216,284          22,675       1,135,443         791,521         905,641         716,466
     (321,236)        (76,298)        (74,302)         (2,748)       (635,389)       (139,526)       (838,248)       (175,790)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



      567,661         579,822         308,236          32,997       1,871,131       1,008,670       1,806,079         958,762
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      311,033         584,723         267,027          34,925         949,865       1,036,256       1,246,308         977,810


      584,723               0          34,925               0       1,036,256               0         977,810               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$     895,756   $     584,723   $     301,952   $      34,925   $   1,986,121   $   1,036,256   $   2,224,118   $     977,810
=============   =============   =============   =============   =============   =============   =============   =============

      718,746               0          37,617               0       1,182,743               0       1,094,224               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    1,746,560         817,869         648,444          44,362       4,549,843       1,299,144       4,070,164       1,255,091
     (921,030)        (99,123)       (249,692)         (6,745)     (1,501,265)       (116,401)     (1,492,141)       (160,867)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    1,544,276         718,746         436,369          37,617       4,231,321       1,182,743       3,672,247       1,094,224
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                     PRUDENTIAL                    PRUDENTIAL                    PRUDENTIAL
                                                  SP AIM AGGRESSIVE                SP ALLIANCE                SP CONSERVATIVE
                                                       GROWTH                      TECHNOLOGY                 ASSET ALLOCATION
                                                      PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2002           2001           2002           2001           2002           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
 Net investment income (loss) ............. $     (2,287)  $       (443)  $     (1,173)  $       (224)  $     (1,369)  $      1,392
    Capital gains distributions received ..            0              0              0              0            283             99
    Realized gain (loss) on shares
      redeemed ............................      (19,098)        (1,397)       (29,594)          (157)        (2,746)            80
    Net change in unrealized gain (loss)
      on investments ......................     (181,032)        (2,018)      (219,212)         6,868         (7,460)            52
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................     (202,417)        (3,858)      (249,979)         6,487        (11,292)         1,623
                                            ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
   Contract owner net payments ............      949,448        249,841        539,082        136,367        506,731         45,119
   Policy loans ...........................       (6,118)          (907)        (1,614)             0         (2,085)             0
   Policy loan repayments
     and interest .........................          744              8          1,107              0             50              0
   Surrenders, withdrawals and
     death benefits .......................      (25,110)          (399)        (9,776)          (113)       (10,432)             0
   Net transfers between other
     subaccounts or fixed rate option .....      463,952        413,546        265,279        217,177        958,249        153,992
   Withdrawal and other charges ...........     (488,904)      (111,483)      (267,692)       (61,753)      (235,182)        (5,896)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS .............      894,012        550,606        526,386        291,678      1,217,331        193,215
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................      691,595        546,748        276,407        298,165      1,206,039        194,838

NET ASSETS
    Beginning of year .....................      546,748              0        298,165              0        194,838              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ........................... $  1,238,343   $    546,748   $    574,572   $    298,165   $  1,400,877   $    194,838
                                            ============   ============   ============   ============   ============   ============

  Beginning units .........................      623,400              0        344,835              0        194,345              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............................    1,928,667        726,665      1,307,338        421,285      1,585,002        201,343
  Units redeemed ..........................     (760,875)      (103,265)      (517,027)       (76,450)      (287,313)        (6,998)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............................    1,791,192        623,400      1,135,146        344,835      1,492,034        194,345
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A21

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                      PRUDENTIAL                     PRUDENTIAL                      JANUS ASPEN
       SP BALANCED ASSET                SP GROWTH ASSET             SP AGGRESSIVE GROWTH            INTERNATIONAL GROWTH
          ALLOCATION                      ALLOCATION                  ASSET ALLOCATION                   PORTFOLIO -
           PORTFOLIO                       PORTFOLIO                      PORTFOLIO                    SERVICE SHARES
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$      (5,794)  $       3,257   $      (5,298)  $         770   $        (995)  $          14   $      12,111   $       7,318
          882             577             293               0               0               0               0               0

      (26,630)            596         (11,868)            988          (9,365)             47        (134,093)        (47,458)

     (139,954)          2,482        (273,549)          4,788         (83,511)          2,817        (477,544)       (236,688)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



     (171,496)          6,912        (290,422)          6,546         (93,871)          2,878        (599,526)       (276,828)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


    1,315,869          51,969       2,887,615          96,191         664,105          15,386         940,259         573,739
       (4,979)              0         (27,522)              0         (24,232)              0               0               0

           64               0          18,475               0             696               0               0               0

       (9,858)              0         (40,478)              0          (2,955)              0         (33,817)              0

    2,792,871         354,707       2,190,933         134,500         501,827          68,244         887,646       1,146,720
     (599,479)        (10,365)     (1,020,714)        (21,965)       (310,143)         (6,655)        (68,659)         (6,786)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------



    3,494,488         396,311       4,008,309         208,726         829,298          76,975       1,725,429       1,713,673
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


    3,322,992         403,223       3,717,887         215,272         735,427          79,853       1,125,903       1,436,845


      403,223               0         215,272               0          79,853               0       1,436,845               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   3,726,215   $     403,223   $   3,933,159   $     215,272   $     815,280   $      79,853   $   2,562,748   $   1,436,845
=============   =============   =============   =============   =============   =============   =============   =============

      409,727               0         223,022               0          84,680               0       2,100,466               0
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    5,213,113         438,488       6,065,571         247,327       1,494,606          90,313       4,039,997       2,660,708
   (1,330,678)        (28,761)     (1,349,162)        (24,305)       (466,488)         (5,633)     (1,084,237)       (560,242)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    4,292,162         409,727       4,939,431         223,022       1,112,798          84,680       5,056,226       2,100,466
=============   =============   =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A22

                             FINANCIAL STATEMENTS OF
                      PRUCOLIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                             SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                             PRUDENTIAL                        PRUDENTIAL
                                                                             SP JENNISON                       SP DEUTSCHE
                                                                        INTERNATIONAL GROWTH              INTERNATIONAL EQUITY
                                                                              PORTFOLIO                         PORTFOLIO
                                                                   ------------------------------    ------------------------------
                                                                        2002             2001             2002             2001
                                                                   -------------    -------------    -------------    -------------
OPERATIONS
    Net investment income (loss) ................................  $        (887)   $         (27)   $      (7,576)   $         654
    Capital gains distributions received ........................              0                0                0                0
    Realized gain (loss) on shares redeemed .....................         (9,601)             152          (73,366)          (3,339)
    Net change in unrealized gain (loss) on investments .........        (82,942)           2,257         (534,067)         (24,670)
                                                                   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...................................        (93,430)           2,382         (615,009)         (27,355)
                                                                   -------------    -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
    Contract owner net payments .................................        434,977           21,143        2,261,238          622,701
    Policy loans ................................................         (4,194)               0          (54,099)              (6)
    Policy loan repayments and interest .........................          1,026                0            4,760              844
    Surrenders, withdrawals and death benefits ..................         (3,126)               0          (43,948)            (676)
    Net transfers between other subaccounts
      or fixed rate option ......................................        406,230           58,360        1,570,280        1,314,856
    Withdrawal and other charges ................................       (200,123)          (4,870)      (1,173,859)        (275,938)
                                                                   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ..........................................        634,790           74,633        2,564,372        1,661,781
                                                                   -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........................        541,360           77,015        1,949,363        1,634,426

NET ASSETS
    Beginning of year ...........................................         77,015                0        1,634,426                0
                                                                   -------------    -------------    -------------    -------------
    End of year .................................................  $     618,375    $      77,015    $   3,583,789    $   1,634,426
                                                                   =============    =============    =============    =============


  Beginning units ...............................................         85,588                0        1,952,070                0
                                                                   -------------    -------------    -------------    -------------
  Units issued ..................................................      1,150,103           90,984        5,737,223        2,275,234
  Units redeemed ................................................       (345,596)          (5,396)      (2,512,661)        (323,164)
                                                                   -------------    -------------    -------------    -------------
  Ending units ..................................................        890,095           85,588        5,176,632        1,952,070
                                                                   =============    =============    =============    =============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A23

                        NOTES TO FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                DECEMBER 31, 2002



NOTE 1:   GENERAL

          Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life ("SVUL") and PruLife Custom Premier ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are fifty-one subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the
          "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential
          Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company
          Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs CORE Small Cap Equity Fund, INVESCO VIF--Utilities Fund, INVESCO VIF--Technology Fund, Janus Aspen Aggressive Growth Portfolio--Service Shares, Janus Aspen Balanced Portfolio --Service Shares, Oppenheimer VA Aggressive Growth Fund, Janus Aspen Growth Portfolio--Service Shares and Janus Aspen International Growth Portfolio--Service Shares.

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

                                      A24

NOTE 3:   CHARGES AND EXPENSES

          A. Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%.

          B. Partial Withdrawal Charge

          A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contract, respectively.

          C. Expense Reimbursement

          The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the Pruselect I and Pruselect II products' average daily net assets incurred by the Zero Coupon Bond 2005 Portfolio of the Series Fund.

          D. Deferred Sales Charge

          A deferred sales charge is imposed upon surrenders of certain SVUL and VUL contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          E. Cost of Insurance and Other Related Charges

          Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1)
          transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

NOTE 4:   TAXES

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.


NOTE 5:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2002 were as follows:

                                                                                PURCHASES          SALES
                                                                             --------------   --------------
            Prudential Money Market Portfolio ............................   $   74,130,605   $  (92,074,110)
            Prudential Diversified Bond Portfolio ........................   $   14,537,768   $  (18,541,575)
            Prudential Equity Portfolio ..................................   $   17,094,421   $  (11,506,418)
            Prudential Flexible Managed Portfolio ........................   $    1,500,047   $   (3,641,669)
            Prudential Conservative Balanced Portfolio ...................   $    6,169,680   $   (6,108,322)
            Prudential High Yield Bond Portfolio .........................   $    1,455,643   $   (3,140,942)

                                      A25

                                                                                PURCHASES          SALES
                                                                             --------------   --------------
            Prudential Stock Index Portfolio .............................   $   39,044,863   $  (37,012,679)
            Prudential Value Portfolio ...................................   $    2,183,512   $   (2,640,666)
            Prudential Natural Resources Portfolio .......................   $      557,182   $     (551,987)
            Prudential Global Portfolio ..................................   $    3,530,926   $   (6,474,787)
            Prudential Government Income Portfolio .......................   $   57,548,984   $   (4,547,520)
            Prudential Zero Coupon Bond 2005 Portfolio ...................   $    2,841,385   $     (498,916)
            Prudential Jennison Portfolio ................................   $   14,262,579   $   (5,573,098)
            Prudential Small Capitalization Stock Portfolio ..............   $    1,867,513   $   (1,659,857)
            T. Rowe Price International Stock Portfolio ..................   $    2,190,837   $   (1,377,957)
            AIM V.I. Premier Equity Fund .................................   $      661,970   $     (361,514)
            Janus Aspen Growth Portfolio .................................   $    2,676,605   $   (2,595,993)
            MFS Emerging Growth Series ...................................   $      964,001   $     (411,112)
            American Century VP Value Fund ...............................   $    5,625,470   $   (2,584,575)
            Franklin Templeton Small Cap Fund ............................   $    2,756,888   $     (692,963)
            American Century VP Income & Growth Fund .....................   $    2,549,807   $     (298,051)
            Prudential SP Alliance Large Cap Growth Portfolio ............   $    2,644,882   $     (526,859)
            Prudential SP Davis Value Portfolio ..........................   $    8,376,162   $     (942,407)
            Dreyfus MidCap Stock Portfolio ...............................   $      437,246   $     (339,348)
            Dreyfus Small Cap Portfolio ..................................   $    1,179,055   $     (416,652)
            Prudential SP Small/Mid Cap Value Portfolio ..................   $    7,253,455   $     (637,543)
            Goldman Sachs CORE Small Cap Equity Fund .....................   $      299,259   $      (22,862)
            INVESCO VIF--Utilities Fund ..................................   $       27,945   $      (26,019)
            INVESCO VIF--Technology Fund .................................   $      343,890   $     (227,890)
            Prudential SP INVESCO Small Company Growth Portfolio .........   $    1,323,847   $     (156,693)
            Janus Aspen Aggressive Growth Portfolio--Service Shares ......   $    1,885,901   $   (2,030,082)
            Janus Aspen Balanced Portfolio--Service Shares ...............   $    8,027,410   $     (631,737)
            Oppenheimer VA Aggressive Growth Fund ........................   $      105,333   $      (73,265)
            Prudential SP PIMCO Total Return Portfolio ...................   $   19,110,606   $   (2,659,703)
            Prudential SP PIMCO High Yield Portfolio .....................   $    3,457,701   $     (172,560)
            Janus Aspen Growth Portfolio--Service Shares .................   $      437,514   $      (50,632)
            Prudential SP Large Cap Value Portfolio ......................   $    2,563,985   $     (201,241)
            Prudential SP AIM Core Equity Portfolio ......................   $      738,670   $     (135,127)
            Prudential SP MFS Capital Opportunities Portfolio ............   $      823,107   $     (257,551)
            Prudential SP Strategic Partners Focused Growth Portfolio ....   $      432,047   $     (124,263)
            Prudential SP Mid Cap Growth Portfolio .......................   $    2,015,666   $     (148,455)
            SP Prudential U.S. Emerging Growth Portfolio .................   $    1,938,382   $     (136,567)
            Prudential SP AIM Aggressive Growth Portfolio ................   $    1,014,333   $     (122,608)
            Prudential SP Alliance Technology Portfolio ..................   $      604,126   $      (78,914)
            Prudential SP Conservative Asset Allocation Portfolio ........   $    1,293,496   $      (78,737)
            Prudential SP Balanced Asset Allocation Portfolio ............   $    3,924,875   $     (436,182)
            Prudential SP Growth Asset Allocation Portfolio ..............   $    4,163,682   $     (160,671)
            Prudential SP Aggressive Growth Asset Allocation Portfolio ...   $      932,845   $     (104,543)
            Janus Aspen International Growth Portfolio--Service Shares ...   $    2,111,612   $     (390,430)
            Prudential SP Jennison International Growth Portfolio ........   $      706,268   $      (72,365)
            Prudential SP Deutsche International Equity Portfolio ........   $    3,174,716   $     (617,920)

NOTE 6:   RELATED PARTY TRANSACTIONS

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

                                      A26

          The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential

          The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

          PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

          Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.


NOTE 7:   FINANCIAL HIGHLIGHTS

          Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                                                       AT DECEMBER 31, 2002                 FOR THE YEAR ENDED DECEMBER 31, 2002
                                             -----------------------------------------  --------------------------------------------
                                                                                        INVEST-     EXPENSE
                                                                                         MENT       RATIO**        TOTAL RETURN***
                                              UNITS        UNIT VALUE       NET ASSETS  INCOME     LOWEST TO          LOWEST TO
                                             (000S)     LOWEST TO HIGHEST     (000s)    RATIO*      HIGHEST            HIGHEST
                                             ------   --------------------  ----------  ------   --------------   ------------------
Prudential Money Market Portfolio ........   80,788   $1.04174 To $1.76576   $106,053    1.51%   0.20% To 0.90%     0.63% To 1.31%
Prudential Diversified Bond Portfolio ....   44,142   $1.10563 To $2.51353   $ 88,618   11.45%   0.20% To 0.90%     6.11% To 6.82%
Prudential Equity Portfolio ..............   28,392   $0.71954 To $2.71798   $ 40,044    0.90%   0.20% To 0.90%   -23.04% To -22.50%
Prudential Flexible Managed Portfolio ....    2,993   $0.80187 To $2.33302   $  3,300    2.43%   0.20% To 0.90%   -13.52% To -12.91%
Prudential Conservative Balanced
  Portfolio ..............................   20,529   $0.87358 To $2.24617   $ 40,115    0.00%   0.20% To 0.90%    -9.79% To -9.17%
Prudential High Yield Bond Portfolio .....    4,453   $0.92426 To $2.06489   $  4,522   16.56%   0.20% To 0.90%     0.60% To 1.28%
Prudential Stock Index Portfolio .........   83,777   $0.62117 To $2.97814   $115,171    1.24%   0.20% To 0.90%   -22.90% To -22.35%
Prudential Value Portfolio ...............    6,711   $0.89376 To $3.00974   $  8,282    1.41%   0.20% To 0.90%   -22.66% To -22.12%
Prudential Natural Resources Portfolio ...      507   $3.41538 To $3.41538   $  1,733    0.56%   0.60% To 0.60%    18.21% To 18.21%
Prudential Global Portfolio ..............    9,646   $0.50434 To $1.29103   $  7,074    0.91%   0.20% To 0.90%   -25.80% To -25.29%
Prudential Government Income Portfolio ...   24,712   $2.59395 To $2.59395   $ 64,100    8.72%   0.60% To 0.60%    11.38% To 11.38%
Prudential Zero Coupon Bond 2005
  Portfolio ..............................   8,307   $3.18294 To $3.18294   $ 26,440    8.99%   0.37% To 0.37%     9.99% To 9.99%
Prudential Jennison Portfolio ............   28,668   $0.44328 To $1.64713   $ 16,808    0.30%   0.20% To 0.90%   -31.57% To -31.07%
Prudential Small Capitalization Stock
  Portfolio ..............................    7,273   $1.94604 To $1.94604   $ 14,154    0.91%   0.60% To 0.60%   -15.43% To -15.43%
T. Rowe Price International Stock
  Portfolio ..............................    5,789   $0.54330 To $0.66964   $  3,502    1.23%   0.20% To 0.90%   -19.01% To -18.45%
AIM V.I. Premier Equity Fund .............    2,613   $0.50008 To $0.60172   $  1,365    0.36%   0.20% To 0.90%   -30.89% To -30.40%
Janus Aspen Growth Portfolio .............    7,008   $0.45488 To $0.59725   $  3,662    0.00%   0.20% To 0.90%   -27.17% To -26.66%
MFS Emerging Growth Series ...............    7,264   $0.35823 To $0.57245   $  3,225    0.00%   0.20% To 0.90%   -34.35% To -33.89%
American Century VP Value Fund ...........    4,492   $1.00958 To $1.16337   $  4,863    0.78%   0.20% To 0.90%   -13.40% To -12.80%
Franklin Templeton Small Cap Fund ........    8,291   $0.50033 To $0.50555   $  4,159    0.24%   0.20% To 0.90%   -29.32% To -28.82%
American Century VP Income & Growth
  Fund ...................................    2,933   $0.70615 To $0.70615   $  2,071    0.97%   0.20% To 0.20%   -19.51% To -19.51%
Prudential SP Alliance Large Cap Growth
  Portfolio ..............................    6,955   $0.53338 To $0.65960   $  4,038    0.00%   0.20% To 0.90%   -31.81% To -31.33%
Prudential SP Davis Value Portfolio ......   12,835   $0.78949 To $0.81040   $ 10,165    0.01%   0.20% To 0.90%   -16.44% To -15.87%
Dreyfus MidCap Stock Portfolio ...........      766   $0.82545 To $0.82545   $    633    0.25%   0.20% To 0.20%   -12.67% To -12.67%
Dreyfus Small Cap Portfolio ..............    3,468   $0.41265 To $0.41265   $  1,431    0.04%   0.20% To 0.20%   -19.29% To -19.29%
Prudential SP Small/Mid Cap Value
  Portfolio ..............................    8,622   $0.82323 To $0.99523   $  7,769    0.66%   0.20% To 0.90%   -15.14% To -14.55%
Goldman Sachs CORE Small Cap
  Equity Fund ............................    1,097   $0.86584 To $0.86584   $    950    0.34%   0.20% To 0.20%   -15.13% To -15.13%
INVESCO VIF--Utilities Fund ..............        6   $0.51751 To $0.51751   $      3    0.40%   0.20% To 0.20%   -20.49% To -20.49%
INVESCO VIF--Technology Fund .............    1,433   $0.18237 To $0.18237   $    261    0.00%   0.20% To 0.20%   -46.93% To -46.93%

                                      A27

                                                        AT DECEMBER 31, 2002                FOR THE YEAR ENDED DECEMBER 31, 2002
                                             -----------------------------------------  --------------------------------------------
                                                                                        INVEST-     EXPENSE
                                                                                         MENT       RATIO**        TOTAL RETURN***
                                              UNITS        UNIT VALUE       NET ASSETS  INCOME     LOWEST TO          LOWEST TO
                                             (000S)     LOWEST TO HIGHEST     (000s)    RATIO*      HIGHEST            HIGHEST
                                             ------   --------------------  ----------  ------   --------------   ------------------
Prudential SP INVESCO Small Company
  Growth Portfolio .......................    2,261   $0.49239 To $0.67960   $  1,513    0.00%   0.20% To 0.90%   -30.89% To -6.11%
Janus Aspen Aggressive Growth
  Portfolio--Service Shares ..............    3,847   $0.33021 To $0.33021   $  1,270    0.00%   0.20% To 0.20%   -28.25% To -11.89%
Janus Aspen Balanced Portfolio--Service
  Shares .................................    9,467   $0.87282 To $0.87282   $  8,263    2.71%   0.20% To 0.20%   -6.85% To -17.47%
Oppenheimer VA Aggressive Growth Fund ....      132   $0.39111 To $0.39111   $     52    0.54%   0.20% To 0.20%   -28.19% To -22.36%
Prudential SP PIMCO Total Return
  Portfolio ..............................   20,532   $1.11264 To $1.22547   $ 24,524    3.13%   0.20% To 0.90%     8.40% To 9.15%
Prudential SP PIMCO High Yield Portfolio .    3,685   $1.00616 To $1.05893   $  3,768   10.92%   0.20% To 0.90%    -0.74% To -0.09%
Janus Aspen Growth Portfolio--Service
  Shares .................................      565   $0.64963 To $0.64963   $    367    0.00%   0.25% To 0.25%   -26.90% To -26.90%
Prudential SP Large Cap Value Portfolio ..    2,978   $0.78673 To $0.84151   $  2,363    1.71%   0.25% To 0.90%   -17.12% To -16.58%
Prudential SP AIM Core Equity Portfolio ..      785   $0.77097 To $0.77800   $    611    0.00%   0.25% To 0.90%   -15.97% To -15.42%
Prudential SP MFS Capital Opportunities
  Portfolio ..............................    1,544   $0.57748 To $0.77297   $    896    0.00%   0.25% To 0.90%   -29.32% To -28.86%
Prudential SP Strategic Partners Focused
  Growth Portfolio .......................      436   $0.68600 To $0.69228   $    302    0.00%   0.25% To 0.90%   -25.93% To -25.44%
Prudential SP Mid Cap Growth Portfolio ...    4,231   $0.46893 To $0.68758   $  1,986    0.00%   0.25% To 0.90%   -46.80% To -46.46%
SP Prudential U.S. Emerging Growth
  Portfolio ..............................    3,672   $0.60504 To $0.62375   $  2,224    0.00%   0.25% To 0.90%   -32.68% To -32.24%
Prudential SP AIM Aggressive Growth
  Portfolio ..............................    1,791   $0.69102 To $0.70946   $  1,238    0.00%   0.25% To 0.90%   -21.66% To -21.15%
Prudential SP Alliance Technology
  Portfolio ..............................    1,135   $0.50609 To $0.53438   $    575    0.00%   0.25% To 0.90%   -41.85% To -41.47%
Prudential SP Conservative Asset
  Allocation Portfolio ...................    1,492   $0.93287 To $0.94792   $  1,401    0.17%   0.20% To 0.90%    -6.71% To -6.11%
Prudential SP Balanced Asset Allocation
  Portfolio ..............................    4,292   $0.85996 To $0.89823   $  3,726    0.00%   0.20% To 0.90%   -12.46% To -11.89%
Prudential SP Growth Asset Allocation
  Portfolio ..............................    4,939   $0.78950 To $0.85069   $  3,933    0.00%   0.20% To 0.90%   -18.00% To -17.47%
Prudential SP Aggressive Growth Asset
  Allocation Portfolio ...................    1,113   $0.72551 To $0.80276   $    815    0.00%   0.25% To 0.90%   -22.86% To -22.36%
Janus Aspen International Growth
  Portfolio--Service Shares ..............    5,056   $0.50685 To $0.50685   $  2,563    0.77%   0.20% To 0.20%   -25.91% To -25.91%
Prudential SP Jennison International
  Growth Portfolio .......................      890   $0.68881 To $0.69495   $    618    0.00%   0.25% To 0.90%   -23.26% To -22.77%
Prudential SP Deutsche International
  Equity Portfolio .......................    5,177   $0.69143 To $0.82608   $  3,584    0.00%   0.25% To 0.90%   -17.91% To -17.38%

                                                      AT DECEMBER 31, 2001                  FOR THE YEAR ENDED DECEMBER 31, 2001
                                             -----------------------------------------  --------------------------------------------
                                                                                        INVEST-     EXPENSE
                                                                                         MENT       RATIO**        TOTAL RETURN***
                                              UNITS        UNIT VALUE       NET ASSETS  INCOME     LOWEST TO          LOWEST TO
                                             (000S)     LOWEST TO HIGHEST     (000s)    RATIO*      HIGHEST            HIGHEST
                                             ------   --------------------  ----------  ------   --------------   ------------------
Prudential Money Market Portfolio ........   83,554   $1.02864 To $1.74968   $122,588    3.67%   0.20% To 0.90%     3.17% To 3.48%
Prudential Diversified Bond Portfolio ....   44,268   $1.03535 To $2.36167   $ 86,640    6.33%   0.20% To 0.90%     6.02% To 6.34%
Prudential Equity Portfolio ..............   20,841   $0.93072 To $3.52084   $ 45,664    0.85%   0.20% To 0.90%   -11.97% To -11.71%
Prudential Flexible Managed Portfolio ....    3,278   $0.92720 To $2.68967   $  5,917    3.47%   0.20% To 0.90%    -6.52% To -6.24%
Prudential Conservative Balanced
  Portfolio ..............................   19,846   $0.96841 To $2.48254   $ 44,118    3.38%   0.20% To 0.90%    -2.88% To -2.60%
Prudential High Yield Bond Portfolio .....    5,237   $0.92692 To $2.04629   $  6,111   12.82%   0.20% To 0.90%    -1.30% To -1.03%
Prudential Stock Index Portfolio .........   71,447   $0.80562 To $3.85057   $149,646    0.93%   0.20% To 0.90%   -12.83% To -12.57%
Prudential Value Portfolio ...............    7,052   $1.15558 To $3.88018   $ 11,207    1.60%   0.20% To 0.90%    -2.95% To -2.65%
Prudential Natural Resources Portfolio ...      501   $2.88936 To $2.88936   $  1,447    2.44%   0.60% To 0.60%   -10.62% To -10.62%
Prudential Global Portfolio ..............   10,694   $0.67974 To $1.73500   $ 12,406    0.33%   0.20% To 0.90%   -18.34% To -18.10%
Prudential Government Income Portfolio ...    2,282   $2.32900 To $2.32900   $  5,315    6.13%   0.60% To 0.60%     7.41% To 7.41%
Prudential Zero Coupon Bond 2005
  Portfolio ..............................    7,472   $2.89388 To $2.89389   $ 21,624    4.60%   0.36% To 0.36%     7.72% To 7.73%
Prudential Jennison Portfolio ............   15,056   $0.64774 To $2.39981   $ 13,244    0.17%   0.20% To 0.90%   -18.97% To -18.74%
Prudential Small Capitalization Stock
  Portfolio ..............................    7,184   $2.30107 To $2.30107   $ 16,531    0.50%   0.60% To 0.60%     4.92% To 4.92%
T. Rowe Price International Stock
  Portfolio ..............................    4,297   $0.67086 To $0.82445   $  3,235    3.07%   0.20% To 0.90%   -22.91% To -22.67%
AIM V.I. Premier Equity Fund .............    2,212   $0.72355 To $0.86806   $  1,659    0.15%   0.20% To 0.90%   -13.33% To -13.07%
Janus Aspen Growth Portfolio .............    6,840   $0.62457 To $0.81764   $  4,965    0.07%   0.20% To 0.90%   -25.41% To -25.18%
MFS Emerging Growth Series ...............    6,252   $0.54567 To $0.86936   $  4,220    0.00%   0.20% To 0.90%   -34.07% To -33.88%
American Century VP Value Fund ...........    1,677   $1.16236 To $1.34339   $  2,224    0.65%   0.20% To 0.90%    11.83% To 12.16%
Franklin Templeton Small Cap Fund ........    4,633   $0.70289 To $0.71530   $  3,276    0.43%   0.20% To 0.90%   -16.00% To -16.00%
American Century VP Income & Growth
  Fund ...................................      273   $0.87732 To $0.87732   $    240    0.57%   0.20% To 0.20%    -4.81% To -4.81%
Prudential SP Alliance Large Cap
  Growth Portfolio .......................    4,118   $0.77671 To $0.96725   $  3,351    0.04%   0.20% To 0.90%    -8.20% To -8.20%
Prudential SP Davis Value Portfolio ......    4,112   $0.93883 To $0.96984   $  3,866    0.62%   0.20% To 0.90%    -6.12% To -6.12%
Dreyfus MidCap Stock Portfolio ...........      700   $0.94518 To $0.94518   $    662    0.64%   0.20% To 0.20%    -1.79% To -1.79%
Dreyfus Small Cap Portfolio ..............    2,081   $0.51129 To $0.51129   $  1,064    0.82%   0.20% To 0.20%    -1.53% To -1.53%
Prudential SP Small/Mid Cap Value
  Portfolio ..............................    2,201   $0.97015 To $1.16476   $  2,311    1.11%   0.20% To 0.90%     3.84% To 3.84%
Goldman Sachs CORE Small Cap Equity
  Fund ...................................      801   $1.02020 To $1.02020   $    817    0.80%   0.20% To 0.20%    -0.64% To -0.64%
INVESCO VIF--Utilities Fund ..............        5   $0.65084 To $0.65084   $      3    0.00%   0.20% To 0.20%   -19.16% To -19.16%
INVESCO VIF--Technology Fund .............      987   $0.34362 To $0.34362   $    339    0.00%   0.20% To 0.20%   -20.24% To -20.24%
Prudential SP INVESCO Small Company
  Growth Portfolio .......................      738   $0.70738 To $0.97681   $    703    0.00%   0.20% To 0.90%    -1.90% To -1.90%
Janus Aspen Aggressive Growth
  Portfolio--Service Shares ..............    4,274   $0.46024 To $0.46024   $  1,967    0.00%   0.20% To 0.20%   -17.80% To -17.80%
Janus Aspen Balanced Portfolio--Service
  Shares .................................    1,267   $0.93705 To $0.93705   $  1,187    3.22%   0.20% To 0.20%    -1.48% To -1.48%
Oppenheimer VA Aggressive Growth Fund ....       66   $0.54468 To $0.54468   $     36    0.92%   0.20% To 0.20%    -5.98% To -5.98%
Prudential SP PIMCO Total Return
  Portfolio ..............................    6,059   $1.02645 To $1.12277   $  6,768    4.02%   0.20% To 0.90%     5.25% To 5.25%
Prudential SP PIMCO High Yield
  Portfolio ..............................      413   $1.01365 To $1.05986   $    420    5.34%   0.20% To 0.90%     3.35% To 3.35%
Janus Aspen Growth - Service
  Shares***** ............................       42   $0.88873 To $0.88873   $     37    0.00%   0.25% To 0.25%   -10.24% To -10.24%
Prudential SP Large Cap Value
  Portfolio***** .........................      343   $0.94919 To $0.95177   $    327    0.53%   0.25% To 0.90%    -4.31% To -4.05%

                                      A28

                                                      AT DECEMBER 31, 2001                  FOR THE YEAR ENDED DECEMBER 31, 2001
                                             -----------------------------------------  --------------------------------------------
                                                                                        INVEST-     EXPENSE
                                                                                         MENT       RATIO**        TOTAL RETURN***
                                              UNITS        UNIT VALUE       NET ASSETS  INCOME     LOWEST TO          LOWEST TO
                                             (000S)     LOWEST TO HIGHEST     (000s)    RATIO*      HIGHEST            HIGHEST
                                             ------   --------------------  ----------  ------   --------------   ------------------
Prudential SP AIM Core Equity
  Portfolio ***** ........................       77   $0.91746 To $0.91988   $     71    0.00%   0.25% To 0.90%    -7.07% To -6.82%
Prudential SP MFS Capital Opportunities
  Portfolio **** .........................      719   $0.81172 To $0.90556   $    585    0.26%   0.25% To 0.90%   -19.57% To -19.57%
Prudential SP Strategic Partners
  Focused Growth Portfolio ***** .........       38   $0.92620 To $0.92854   $     35    0.00%   0.25% To 0.90%    -6.34% To -6.11%
Prudential SP Mid Cap Growth
  Portfolio **** .........................    1,183   $0.87586 To $0.94666   $  1,036    0.00%   0.25% To 0.90%   -12.01% To -12.01%
SP Prudential U.S. Emerging Growth
  Portfolio **** .........................    1,094   $0.89289 To $0.92649   $    978    0.00%   0.25% To 0.90%   -11.06% To -11.06%
Prudential SP AIM Aggressive Growth
  Portfolio **** .........................      623   $0.87641 To $0.90565   $    547    0.00%   0.25% To 0.90%   -11.64% To -11.64%
Prudential SP Alliance Technology
  Portfolio **** .........................      345   $0.86466 To $0.86466   $    298    0.00%   0.25% To 0.25%   -14.83% To -14.83%
Prudential SP Conservative Asset
  Allocation Portfolio ***** .............      194   $0.99998 To $1.00256   $    195    3.26%   0.25% To 0.90%     0.41% To 0.66%
Prudential SP Balanced Asset Allocation
  Portfolio ***** ........................      410   $0.98238 To $0.98498   $    403    4.12%   0.25% To 0.90%    -1.23% To -0.97%
Prudential SP Growth Asset Allocation
  Portfolio ***** ........................      223   $0.96279 To $0.96529   $    215    1.49%   0.25% To 0.90%    -3.04% To -2.79%
Prudential SP Aggressive Growth Asset
  Allocation Portfolio ***** .............       85   $0.94047 To $0.94300   $     80    0.16%   0.25% To 0.90%    -5.13% To -4.87%
Janus Aspen International Growth
  Portfolio--Service Shares ..............    2,100   $0.68406 To $0.68406   $  1,437    0.79%   0.20% To 0.20%    -9.43% To -9.43%
Prudential SP Jennison International
  Growth Portfolio ***** .................       86   $0.89755 To $0.89989   $     77    0.00%   0.25% To 0.90%    -9.34% To -9.11%
Prudential SP Deutsche International
  Equity Portfolio **** ..................    1,952   $0.83687 To $0.91304   $  1,634    0.32%   0.25% To 0.90%   -16.41% To -16.41%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, net of reimbursement of excess expenses, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the years ended December 31, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting periods. Product designs within a subaccount with an effective date later than the beginning of the period were excluded from the range of total returns.

****Became available March 5, 2001

*****Became available August 6, 2001

                                      A29

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts, as listed in Note 1 to such financial statements, of the Pruco Life Variable Universal Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.









PricewaterhouseCoopers LLP
New York, New York
March 31, 2003

                                      A30

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in thousands)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                2002               2001
                                                                                          -----------------  -----------------

ASSETS
Fixed maturities available for sale,
   at fair value (amortized cost, 2002: $4,921,691, 2001: $3,935,472)                        $  5,158,106       $  4,024,893
Equity securities available for sale, at fair value (cost, 2002: $100; 2001: $173)                    199                375
Commercial loans on real estate                                                                     6,966              8,190
Policy loans                                                                                      879,506            874,065
Short-term investments                                                                            214,342            215,610
Other long-term investments                                                                        83,856             84,342
                                                                                          -----------------  -----------------
   Total investments                                                                            6,342,975          5,207,475
Cash and cash equivalents                                                                         436,182            374,185
Deferred policy acquisition costs                                                               1,152,997          1,159,830
Accrued investment income                                                                          86,125             77,433
Reinsurance recoverable                                                                           393,171            300,697
Receivables from Parent and affiliates                                                             61,099             33,074
Other assets                                                                                       41,581             20,134
Separate account assets                                                                        12,696,758         14,920,584
                                                                                          -----------------  -----------------
TOTAL ASSETS                                                                                 $ 21,210,888       $ 22,093,412
                                                                                          =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                              $  4,855,761       $  3,947,690
Future policy benefits and other policyholder liabilities                                         934,546            808,230
Cash collateral for loaned securities                                                             225,518            190,022
Securities sold under agreements to repurchase                                                    400,507             80,715
Income taxes payable                                                                              245,252            266,096
Other liabilities                                                                                 130,411            228,596
Separate account liabilities                                                                   12,696,758         14,920,584
                                                                                          -----------------  -----------------
Total liabilities                                                                              19,488,753         20,441,933
                                                                                          -----------------  -----------------

Contingencies (See Footnote 11)

Stockholder's Equity
Common stock, $10 par value;
   1,000,000 shares, authorized;
   250,000 shares, issued and outstanding                                                           2,500              2,500
Paid-in-capital                                                                                   466,748            466,748
Retained earnings                                                                               1,161,136          1,147,665

Accumulated other comprehensive income:
   Net unrealized investment gains                                                                 91,754             34,718
   Foreign currency translation adjustments                                                            (3)              (152)
                                                                                          -----------------  -----------------
Accumulated other comprehensive income                                                             91,751             34,566
                                                                                          -----------------  -----------------
Total stockholder's equity                                                                      1,722,135          1,651,479
                                                                                          -----------------  -----------------
TOTAL LIABILITIES AND
   STOCKHOLDER'S EQUITY                                                                      $ 21,210,888       $ 22,093,412
                                                                                          =================  =================



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-------------------------------------------------------------------------------------------------------------------


                                                                 2002               2001               2000
                                                            --------------    ----------------     --------------

REVENUES

Premiums                                                      $ 128,854         $    90,868        $   121,921
Policy charges and fee income                                   529,887             490,185            474,861
Net investment income                                           334,486             343,638            337,919
Realized investment losses, net                                 (68,037)            (60,476)           (20,679)
Asset management fees                                            11,397               7,897             71,160
Other income                                                     14,205               4,962              2,503
                                                            --------------     ---------------    ---------------

Total revenues                                                  950,792             877,074            987,685
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         275,251             256,080            248,063
Interest credited to policyholders' account balances            204,813             195,966            171,010
General, administrative and other expenses                      509,733             382,701            410,684
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     989,797             834,747            829,757
                                                            --------------     ---------------    ---------------

(Loss) income from operations before income taxes               (39,005)             42,327            157,928
                                                            --------------     ---------------    ---------------

Income Taxes:
   Current                                                      (64,656)            (98,956)             8,661
   Deferred                                                      12,153              73,701             45,771
                                                            --------------     ---------------    ---------------

Total income tax (benefit) expense                              (52,503)            (25,255)            54,432
                                                            --------------     ---------------    ---------------

NET INCOME                                                       13,498              67,582            103,496
                                                            --------------     ---------------    ---------------

Other comprehensive income, net of tax:

   Unrealized gains on securities, net of
   reclassification adjustment                                   57,036              29,988             33,094

   Foreign currency translation adjustments                         149               3,168               (993)
                                                            --------------     ---------------    ---------------

Other comprehensive income                                       57,185              33,156             32,101
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                    $  70,683           $ 100,738          $ 135,597
                                                            ==============     ===============    ===============









                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Accumulated
                                                                                           other              Total
                                           Common        Paid-in-       Retained       comprehensive       stockholder's
                                            stock         capital        earnings       income (loss)         equity
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, January 1, 2000                  $ 2,500       $ 439,582     $ 1,258,428       $ (30,691)         $ 1,669,819

Net income                                      -               -         103,496               -              103,496

Contribution from Parent                        -          27,166               -               -               27,166

Change in foreign currency
translation adjustments, net of taxes           -               -               -            (993)                (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and taxes           -               -               -          33,094               33,094
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2000                  2,500         466,748       1,361,924           1,410            1,832,582

Net income                                      -               -          67,582               -               67,582

Policy credits issued to eligible
policyholders                                   -               -        (128,025)              -             (128,025)

Dividends to Parent                             -               -        (153,816)              -             (153,816)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -           3,168                3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                            -               -               -          29,988               29,988
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2001                  2,500         466,748       1,147,665          34,566            1,651,479

Net income                                      -               -          13,498               -               13,498

Adjustments to policy credits issued to
eligible policyholders                          -               -             (27)              -                  (27)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -             149                  149

Change in net unrealized investment
gains, net of reclassification adjustment
and taxes                                       -               -               -          57,036               57,036
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, December 31, 2002                $ 2,500       $ 466,748     $ 1,161,136       $  91,751          $ 1,722,135
                                         ============ ===========   ================ ================= ===================





                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001             2000
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $   13,498        $   67,582        $   103,496
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Policy charges and fee income                                                     (74,117)          (54,970)           (72,275)
   Interest credited to policyholders' account balances                              204,813           195,966            171,010
   Realized investment losses, net                                                    68,037            60,476             20,679
   Amortization and other non-cash items                                             (78,452)          (49,594)           (48,141)
   Change in:
      Future policy benefits and other policyholders' liabilities                    126,316           105,368             73,340
      Accrued investment income                                                       (8,692)            4,864            (13,380)
      Receivables from Parent and affiliates                                         (28,025)           18,512            (24,907)
      Policy loans                                                                    (5,441)          (40,645)           (63,022)
      Deferred policy acquisition costs                                                6,833          (100,281)           (69,868)
      Income taxes payable/receivable                                                (20,844)           38,839             90,195
      Other, net                                                                     (96,133)          (38,114)            51,011
                                                                              ---------------- ------------------ -----------------
Cash Flows From Operating Activities                                                 107,793           208,003            218,138
                                                                              ---------------- ------------------ -----------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
         Available for sale                                                        1,834,129         2,653,798          2,273,789
         Held to maturity                                                                  -                 -             64,245
      Equity securities                                                                    4               482              1,198
      Commercial loans on real estate                                                  1,224             1,137              1,182
   Payments for the purchase of:
      Fixed maturities:
         Available for sale                                                       (2,884,673)       (2,961,861)        (2,782,541)
      Equity securities                                                                   (9)             (184)           (11,134)
   Cash collateral for loaned securities, net                                         35,496             4,174             98,513
   Securities sold under agreement to repurchase, net                                319,792           (23,383)            82,947
   Other long-term investments, net                                                  (11,421)             (130)             8,122
   Short-term investments, net                                                         1,256           (12,766)          (118,418)
                                                                              ---------------- ------------------ -----------------
Cash Flows Used In Investing Activities                                             (704,202)         (338,733)          (382,097)
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits                                                 1,789,307         1,456,668          2,409,399
   Policyholders' account withdrawals                                             (1,014,901)       (1,313,300)        (1,991,363)
   Cash dividend to Parent                                                                 -           (26,048)                 -
   Cash provided to affiliate                                                              -           (65,476)                 -
   Cash payments made to eligible policyholders                                     (116,000)                -                  -
                                                                              ---------------- ------------------ -----------------
Cash Flows From Financing Activities                                                 658,406            51,844            418,036
                                                                              ---------------- ------------------ -----------------

   Net increase in cash and cash equivalents                                          61,997           (78,886)           254,077
   Cash and cash equivalents, beginning of year                                      374,185           453,071            198,994
                                                                              ---------------- ------------------ -----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                            $  436,182     $     374,185        $   453,071
                                                                              ================ ================== =================

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (received)                                                   $      546     $     (46,021)       $   (14,832)
                                                                              ---------------- ------------------ -----------------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                            $        -     $      81,952        $         -
                                                                              ---------------- ------------------ -----------------
   Taiwan branch dividend paid with net assets/liabilities$                       $        -     $      45,816        $         -
                                                                              ---------------- ------------------ -----------------
   Policy credits issued to eligible policyholders                                $        -     $     128,025        $         -
                                                                              ---------------- ------------------ -----------------
   Contribution from Parent                                                       $        -     $           -        $    27,166
                                                                              ---------------- ------------------ -----------------



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company previously marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated company on January 31, 2001, as described in Footnote 12.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, PLNJ. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)", net of income taxes. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. There is no valuation allowance for commercial loans on real estate at December 31, 2002 or 2001.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own separate accounts, which are carried at estimated fair value. Joint ventures and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees charged to the accounts are included in "Asset management fees".

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from life insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees
Through December 31, 2000, and again beginning on February 1, 2002, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note
12). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $320.6 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses, net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2002
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  600,128        $  11,898         $      1      $  612,025

   States, municipalities and political
      subdivisions                                       257                8                -             265

   Foreign government bonds                           45,981            4,707               44          50,644

   Mortgage-backed securities                        120,425            3,242               14         123,653

   Public utilities                                  508,456           28,955            5,826         531,585

   All other corporate bonds                       3,643,436          204,542           11,022       3,836,956

Redeemable preferred stock                             3,008              275              305           2,978
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $4,921,691        $ 253,627         $ 17,212      $5,158,106
                                                 =============   ==============   ==============   =============

Equity securities available for sale                 $   100        $     101         $      2      $      199
                                                 =============   ==============   ==============   =============


                                                                              2001
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  303,350        $   2,015         $  2,158      $  303,207

   States, municipalities and political
      subdivisions                                       255                -               11             244

   Foreign government bonds                           27,332            2,130                8          29,454

   Mortgage-backed securities                         10,148              160               61          10,247

   Public utilities                                  614,762           21,357            5,666         630,453

   All other corporate bonds                       2,971,740           94,215           23,235       3,042,720

Redeemable preferred stock                             7,885              738               55           8,568
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $3,935,472        $ 120,615         $ 31,194      $4,024,893
                                                 =============   ==============   ==============   =============

Equity securities available for sale              $      173        $     220         $     18      $      375
                                                 =============   ==============   ==============   =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002 is shown below:

                                                    Available for sale
                                          --------------------------------------
                                                Amortized        Estimated fair
                                                  cost               value
                                             ---------------    ----------------
                                                       (in thousands)

     Due in one year or less                 $   600,515           $   609,204

     Due after one year through five years     2,536,189             2,654,137

     Due after five years through ten years    1,337,353             1,423,935

     Due after ten years                         327,209               347,177

     Mortgage-backed securities                  120,425               123,653
                                            --------------   -------------------

     Total                                   $ 4,921,691           $ 5,158,106
                                            ==============   ===================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000, were $1,607.1 million $2,380.4 million, and $2,103.6 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2002, 2001, and 2000, were $227.0 million, $273.4 million, and $170.2 million, respectively. Gross gains of $20.0 million, $40.3 million, and $15.3 million, and gross losses of $48.2 million, $47.7 million, and $33.9 million were realized on those sales during 2002, 2001, and 2000, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $27.8 million, $53.5 million, and $12.3 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                         2002                       2001
                                ---------------------      ---------------------
                                                 (in thousands)


     Retail stores                $ 3,556      51.0%        $  4,623     56.4%

     Industrial buildings           3,410      49.0%           3,567     43.6%

                                ---------------------     ----------------------
        Net carrying value        $ 6,966     100.0%        $  8,190    100.0%
                                =====================     ======================

The concentration of commercial loans is in the states of New Jersey (49%), Washington (43%), and North Dakota (8%). As of December 31, 2002 and 2001, there were no non-performing loans and no allowance for losses.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Other Long-Term Investments
The Company's "Other long-term investments" of $83.9 million and $84.3 million as of December 31, 2002 and 2001, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the separate accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $36.5 million and $35.8 million at December 31, 2002 and 2001, respectively. The Company's share of net income from the joint ventures was $1.4 million, $1.6 million, and $.9 million, for the years ended December 31, 2002, 2001 and 2000, respectively, and is reported in "Net investment income." The Company's investment in the separate accounts was $45.4 million and $44.0 million at December 31, 2002 and 2001, respectively.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                                2002               2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities - available for sale                       $   275,843       $    279,477       $    237,042
Fixed maturities - held to maturity                                   -                  -             26,283
Equity securities - available for sale                              266                 71                 18
Commercial loans on real estate                                     791                905              1,010
Policy loans                                                     49,436             48,149             45,792
Short-term investments and cash equivalents                      13,540             24,253             29,582
Other                                                             7,071              6,021             16,539
                                                          ----------------  -----------------  -----------------
Gross investment income                                         346,947            358,876            356,266
   Less:  investment expenses                                   (12,461)           (15,238)           (18,347)
                                                          ----------------  -----------------  -----------------
Net investment income                                       $   334,486       $    343,638       $    337,919
                                                          ================  =================  =================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2002                2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities                                            $   (56,039)      $    (60,924)      $    (34,812)
Equity securities - available for sale                              (78)               (56)               271
Derivatives                                                     (11,746)            (1,396)            15,039
Other                                                              (174)             1,900             (1,177)
                                                          ----------------  -----------------  -----------------

Realized investment losses, net                             $   (68,037)      $    (60,476)      $    (20,679)
                                                          ================  =================  =================

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                             Accumulated
                                                                                                                other
                                                                                                            comprehensive
                                                                                                            income (loss)
                                                                Deferred                       Deferred     related to net
                                               Unrealized        policy      Policyholders'   income tax      unrealized
                                             gains (losses)   acquisition       account       (liability)     investment
                                             on investments      costs         balances         benefit     gains (losses)
                                            ---------------- -------------- ---------------- ------------- ---------------
                                                                            (in thousands)
Balance, January 1, 2000                        $  (84,401)    $   40,292      $  (3,032)     $   18,777     $  (28,364)
Net investment gains on investments
 arising during the period                          56,707              -              -         (21,539)        35,168

Reclassification adjustment for losses
 included in net income                             34,329              -              -         (13,039)        21,290

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (39,382)             -          14,177        (25,205)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          2,877          (1,036)         1,841
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2000                           6,635            910           (155)         (2,660)         4,730
Net investment gains on investments
 arising during the period                          22,007              -              -          (7,922)        14,085

Reclassification adjustment for losses
 included in net income                             60,980              -              -         (21,953)        39,027

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (41,223)             -          14,840        (26,383)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          5,092          (1,833)         3,259
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2001                          89,622        (40,313)         4,937         (19,528)        34,718
Net investment gains on investments
 arising during the period                          90,774              -              -         (32,679)        58,095
Reclassification adjustment for losses
 included in net income                             56,117              -              -         (20,202)        35,915
Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (67,053)             -          24,139        (42,914)
Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          9,281          (3,341)         5,940
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2002                      $  236,513     $ (107,366)     $  14,218      $  (51,611)    $   91,754
                                            ================ ============== -=============== ============= ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                2002         2001        2000
                                            ------------  ----------  ----------
                                                         (in thousands)
  Fixed maturities                           $ 236,414    $  89,420    $  9,277
  Equity securities                                 99          202      (2,642)
                                            ------------  ----------  ----------
  Unrealized gains/losses on investments     $ 236,513    $  89,622    $  6,635
                                            ============  ==========  ==========



Securities Pledged, Restricted Assets and Special Deposits
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $613.6 million and $265.2 million, respectively.

Fixed maturities of $2.9 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.1 million and $.2 million at December 31, 2002 and 2001, respectively.



4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2002              2001             2000
                                                           --------------- ---------------- -----------------
                                                                           (in thousands)
Balance, beginning of year                                  $  1,159,830     $  1,132,653     $  1,062,785
Capitalization of commissions, sales and issue expenses          328,658          295,823          242,322
Amortization                                                    (268,438)        (156,092)        (129,049)
Change in unrealized investment (gains) losses                   (67,053)         (41,223)         (39,382)
Foreign currency translation                                           -            1,773           (4,023)
Transfer of Taiwan branch balance to an affiliated company             -          (73,104)               -
                                                           --------------- ---------------- -----------------
Balance, end of year                                        $  1,152,997     $  1,159,830     $  1,132,653
                                                           =============== ================ =================

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)
    Life insurance - domestic                  $ 578,211         $500,974
    Life insurance - Taiwan                      311,300          260,632
    Individual annuities                          31,830           32,423
    Group annuities                               13,205           14,201
                                            --------------   --------------
    Total future policy benefits               $ 934,546         $808,230
                                            ==============   ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 11.00%, with less than 14% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.


Policyholders' account balances at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)

    Interest-sensitive life contracts        $ 2,102,179      $ 1,976,710
    Individual annuities                       1,593,703          976,237
    Guaranteed investment contracts            1,159,879          994,743
                                            --------------   --------------
    Total policyholders' account balances    $ 4,855,761      $ 3,947,690
                                            ==============   ==============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 16.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.50% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.


6.  REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and an affiliate and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business as of February 1, 2001, are described further in Note 12.

During 2002, a new product, referred to as Magnastar was introduced. The Magnastar product is a proprietary variable universal life product developed by the M Life Insurance Company. The Company has entered into modified coinsurance and yearly renewal term reinsurance agreements related to this product. Premiums ceded for the Magnastar product for 2002 were approximately $88 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE  (Continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                            2002             2001              2000
                                                        -----------      -----------       ------------
                                                                        (in thousands)
    Direct  premiums  and  policy  charges  and fee         $862,723        $686,887           $609,630
     income
       Reinsurance assumed                                         -             162              1,671
       Reinsurance ceded                                    (203,982)        (105,996)          (14,519)
                                                         -----------      -----------      ------------
    Premiums and policy charges and fee income              $658,741         $581,053          $596,782

    Policyholders' benefits ceded                            $70,327          $23,733           $ 5,472



Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:
                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)

    Domestic life insurance -                  $ 37,529         $ 11,014
    affiliated
    Domestic life insurance -                    31,137           14,850
    unaffiliated
    Other reinsurance - affiliated               13,205           14,201

    Taiwan life insurance-affiliated            311,300          260,632
                                            ------------    -------------
                                               $393,171        $ 300,697
                                            ============    =============


The gross and net amounts of life insurance in force at December 31, were as follows:

                                                            2002             2001               2000
                                                      ----------------   ---------------   ---------------
                                                                        (in thousands)
    Life insurance face amount in force                $ 118,381,408      $ 84,317,628      $ 66,327,999
    Ceded to other companies                             (49,113,635)      (25,166,264)       (7,544,363)
                                                      ----------------   ---------------   ---------------
    Net amount of life insurance in force              $  69,267,773      $ 59,151,364      $ 58,783,636
                                                      ================   ===============   ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income tax (benefit) expense for the years ended December 31, are as follows:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
    Current tax (benefit) expense:
       U.S.                                                $ (65,004)       $ (100,946)         $  8,588
       State and local                                           309             1,866                38
       Foreign                                                    39               124                35
                                                      ----------------   ---------------   ---------------
       Total                                                 (64,656)          (98,956)            8,661
                                                      ----------------   ---------------   ---------------

    Deferred tax expense (benefit):
       U.S.                                                   15,709            76,155            43,567
       State and local                                        (3,556)           (2,454)            2,204
                                                      ----------------   ---------------   ---------------
       Total                                                  12,153            73,701            45,771
                                                      ----------------   ---------------   ---------------
     Total income tax (benefit) expense                    $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
     Expected federal income tax (benefit) expense         $ (13,652)        $  14,814          $ 55,275
         State and local income taxes                         (2,111)             (382)            1,457
         Non taxable investment income                       (41,745)          (38,693)           (6,443)
         Incorporation of Taiwan branch                        7,545            (1,774)                -
         Other                                                (2,540)              780             4,143
                                                      ----------------   ---------------   ---------------
         Total income tax (benefit) expense                $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)
    Deferred tax assets
         Insurance reserves                   $ 24,976        $  43,317
         Tax loss carry forwards                23,706            5,642
         Other                                   3,871            9,309
                                            ------------    -------------
         Deferred tax assets                    52,553           58,268
                                            ------------    -------------
    Deferred tax liabilities
         Deferred acquisition costs            312,150          324,082
         Net unrealized gains on securities     85,145           32,264
         Investments                            18,299           20,644
                                            ------------    -------------
         Deferred tax liabilities              415,594          376,990
                                            ------------    -------------

    Net deferred tax liability               $ 363,041        $ 318,722
                                            ============    =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, the Company and its subsidiary had federal capital loss carryforwards for tax purposes of $40 million and $0 million, respectively, which expire by 2007. At December 31, 2002 the Company had state operating loss carryforwards of $592 million and capital loss carryforwards of $40 million, which expire by 2017 and 2007, respectively. At December 31, 2001, the Company had state operating loss carryforwards of $369 million, which expire by 2016.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(238.8) million, $71.5 million, and $(50.5) million, for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $471.0 million and $728.7 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $81 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve-month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2003.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential Insurance of $108 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                      2002                                  2001
                                                        ----------------------------------    -------------------------------
                                                            Carrying         Estimated           Carrying        Estimated
                                                             value          fair value            value         fair value
                                                        ---------------  -----------------    --------------- ---------------
                                                                                     (in thousands)
Financial assets:
   Fixed maturities available for sale                    $ 5,158,106        $ 5,158,106        $ 4,024,893     $ 4,024,893
   Equity securities                                              199                199                375             375
   Commercial loans on real estate                              6,966              8,894              8,190          10,272
   Policy loans                                               879,506          1,031,169            874,065         934,203
   Short-term investments                                     214,342            214,342            215,610         215,610
   Cash and cash equivalents                                  436,182            436,182            374,185         374,185
   Separate account assets                                 12,696,758         12,696,758         14,920,584      14,920,584

Financial liabilities:
   Investment contracts                                     2,830,511          2,906,692          2,003,265       2,053,259
   Cash collateral for loaned securities                      225,518            225,518            190,022         190,022
   Securities sold under repurchase
    agreements                                                400,507            400,507             80,715          80,715
   Separate account liabilities                            12,696,758         12,696,758         14,920,584      14,920,584

                                      B-20

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Types of Derivative Instruments

Interest Rate Swaps
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches). Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates and, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency Swaps
Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2002 and 2001. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                 Derivatives
                                        2002                       2001
                              -----------------------    -----------------------
                                           Estimated                   Estimated
                             Notional     fair value      Notional    fair value
                           ------------  -----------    -----------  -----------
                                               (in thousands)
    Non-Hedge Accounting

    Swap instruments:
    Interest rate             $14,405       $  414        $  9,470       $  638
    Currency                   21,244        1,571          24,785        3,858

    Future contracts:
    US Treasury futures        12,400         (407)        141,300          632

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continuted)

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.


11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary
--------------------------------------------------------------------------------
Notes to Consolidated Financial Statements

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential Insurance. The Company is allocated estimated distribution expenses from Prudential's agency distribution network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and appointed another subsidiary of Prudential Financial as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and became effective January 1, 2001. From January 1, 2001 through January 31, 2002 the Company did not receive fees associated with the PSF. In addition, the Company did not incur the asset management expense from PGAM and Jennison associated with the PSF, during that period.

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the PSF. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. There are no asset management expenses charged under the agreement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The fourth policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization. The cash surrender value included in separate accounts for all COLI policies was $835.6 million and $647.2 million at December 31, 2002 and December 31, 2001, respectively. Fees related to all of the COLI policies were $21.0 million, $7.0 million and $9.6 million for the years ending December 31, 2002, 2001, and 2000.

Reinsurance with affiliates
The Company currently has four reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The effect these agreements had on net income for the periods ended December 31, 2002 or 2001 is reflected in the statement of operations. Information regarding these agreements is provided below and in Note
6. The fourth agreement, which became effective in 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (Continued)

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2002 and 2001 from the Taiwan coinsurance agreement were $79.6 million and $82.5 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002 and 2001, from the Taiwan coinsurance agreement were $14.2 and $12.9 million, respectively. As mentioned above, this agreement did not go into effect until January 31, 2001.

Affiliated premiums ceded from domestic life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $11.1 million, $9.9 million, and $7.6 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from domestic life reinsurance agreements are $32.5 million in 2002, and $0 in 2001 and 2000.

Group annuities affiliated benefits ceded were $2.9 million in 2002 and $3.0 million in 2001 and 2000.

Debt Agreements
The Company has a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.


13.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2002 and 2001 are summarized in the table below:

                                                                       Three months ended
                                               ---------------------------------------------------------------
                                                    March 31        June 30      September 30    December 31
                                               ---------------------------------------------------------------
2002                                                                 (in thousands)
----
Total revenues                                      $ 224,036      $ 220,233       $ 231,399       $ 275,124
Total benefits and expenses                           199,355        245,823         295,123         249,496
Income (loss) from operations before income taxes      24,681       (25,590)         (63,724)         25,628
Net income (loss)                                      19,471       (17,264)         (28,554)         39,845

2001
----
Total revenues                                      $ 246,532      $ 220,871       $ 190,515       $ 219,156
Total benefits and expenses                           209,252        205,332         220,648         199,515
Income (loss) from operations before income taxes      37,280         15,539         (30,133)         19,641
Net income (loss)                                      28,639         12,894         (21,768)         47,817


                        Report of Independent Accountants
                        ---------------------------------



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   /s/  PricewaterhouseCoopers LLP

   New York, New York
   February 11, 2003

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

  Exhibit number                  Description of Exhibit

      (a)   Board of Directors Resolution:

            (i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 9)

            (ii)  Amendment of Separate Account Resolution. (Note 10)

      (b)   Not Applicable.

      (c)   Underwriting Contracts:

            (i) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 9)

            (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 9)

            (iii) Schedule of Sales Commissions. (Note 12)

      (d)   Contracts:

            (i)   Variable Universal Life Insurance Contract. (Note 8)

            (ii)  Rider for Insured's Accidental Death Benefit (Note 8)

            (iii) Rider for Insured's Total Disability Benefit (Note 8)

            (iv) Rider for Level Term Insurance Benefit on Dependent Children (Note 8)

            (v) Rider for Level Term Insurance Benefit on Dependent Children-From Conversions (Note 8)

            (vi)  Endorsement providing Type C Death Benefit Provisions (Note 8)

            (vii) Rider for Flexible Term Insurance Benefit on Life of Insured -
                  Type A and B. (Note 11)

            (viii) Rider for Flexible Term Insurance Benefit on Life of Insured
                  - Type C. (Note 11)

            (ix) Endorsement providing Type C Death Benefit Provisions - NY. (Note 8)

      (e)   Application:

            (i) Application for Variable Universal Life Insurance Contract. (Note 4)

            (ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

      (f)   Depositor's Certificate of Incorporation and By-Laws:

            (i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)

            (ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)


      (g)   Reinsurance Contracts. (Note 13)


            (i)   Agreement between Pruco Life and Annuity & Life Reassurance,
                  Ltd.

            (ii) Agreement between Pruco Life and AUSA Life Insurance Company, Inc.

            (iii) Agreement between Pruco Life and Munich American Reassurance
                  Company.

            (iv) Agreement between Pruco Life and Swiss Re Life & Health America, Inc.

      (h)   Participation Agreement:

            (i)   Janus Aspen Series, Growth Portfolio - Service Shares. (Note
                  6)

            (ii) Amendment to the Janus Aspen Series Participation Agreement (Note 7)

      (i)   Administrative Contracts:


            (i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 1)


            (j)   Not applicable

      (k) Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)


      (l) Opinion of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)

      (m)   Calculation. (Note 1)


      (n)   Consent of PricewaterhouseCoopers LLP, independent accountants.
            (Note 1)


      (o)   None.

      (p)   Not applicable.

      (q)   Redeemability Exemption:

            (i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 5)

----------

     (Note 1)     Filed herewith.

     (Note 2) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

     (Note 3) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

     (Note 4) Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.

     (Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed February 8, 2001.

     (Note 6) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-85115, filed October 13, 2000 on behalf of the Pruco Life Variable Universal Account.

     (Note 7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-94117, filed April 14, 2000 on behalf of the Pruco Life Variable Universal Account.

     (Note 8) Incorporated by reference to Registrant's Form S-6, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.

     (Note 9) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.

     (Note 10)    Incorporated by reference to Form S-6, Registration No.
                  333-94117, filed January 5, 2000 on behalf of the Pruco Life
                  Variable Universal Account.

     (Note 11)    Incorporated by reference to Form S-6, Registration No.
                  333-100057, filed September 24, 2002 on behalf of the Pruco
                  Life Variable Universal Account.

     (Note 12)    Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed April 23, 2002.


     (Note 13)    Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed February 13, 2003.


Item 28. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE


JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, Chairman, and Director - Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, President - Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.

MELODY C. MCDAID, Senior Vice President - Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002:
Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant


      See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 036-04208 filed March 14, 2003.


Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than registered representatives of Prusec.

             DIRECTORS AND OFFICERS OF PRUCO SECURITIES CORPORATION

                                   ("PRUSEC")

Name and Principal
Business Address                    Position and Office With Depositor
-------------------------------     --------------------------------------------
John Green  (Note 1)                Chairman of Board of Directors
Kevin B. Frawley  (Note 1)          Director
James J. Avery, Jr  (Note 1)        Director
John Gordon  (Note 1)               President, Director, Chief Operating Officer
David R. Odenath  (Note 3)          Director
John M. Howard   (Note 1)           Director & Vice President
Clifford E. Kirsch  (Note 1)        Chief Legal Officer Secretary
Margaret M. Deverell  (Note 3)      Comptroller Chief Financial Officer
Maryanne Ryan  (Note 2)             Vice President Anti-Money Laundering Officer
Patrick L. Hynes  (Note 5)          Vice President
Page H. Pennell  (Note 2)           Chief Compliance Officer & Vice President
Priscilla Myers  (Note 1)           Vice President
Andrew Varley  (Note 1)             Vice President
Michele Talafha  (Note 4)           Assistant Vice President
C. Edward Chaplin (Note 2)          Treasurer
Martin Chotiner  (Note 1)           Assistant Comptroller
Raymond H. Goslin  (Note 1)         Assistant Comptroller
Janice Pavlou  (Note 1)             Assistant Comptroller
Paul F. Blinn   (Note 1)            Assistant Treasurer
Kathleen C. Hoffman  (Note 2)       Assistant Treasurer
Robert Montellione  (Note 1)        Assistant Treasurer
Patricia Christian  (Note 2)        Assistant Secretary
Mary Jo Reich  (Note 1)             Assistant Secretary
Thomas Castano  (Note 1)            Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102

(Note 2) 751 Broad Street, Newark, NJ 07102

(Note 3) 100 Mulberry Street, Newark, NJ 07102

(Note 4) 199 Water Street, New York, NY 10292

(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

Prusec has not received any amounts as commissions in the past three years for serving as principal underwriter of the variable life insurance policies issued by Pruco Life Insurance Company.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

      Generally, representatives will receive a commission of no more than:

            ----------------------------------------------------------------
                 Retail commission rate       Third Party commission rate
            ----------------------------------------------------------------
                          50%                             50%
            ----------------------------------------------------------------
                           3%                              2%
            ----------------------------------------------------------------
                           3%                              4%
            ----------------------------------------------------------------
                           3%                              3%
            ----------------------------------------------------------------

      (1) The first row in the chart above provides commission rates on premiums received in the first 24 months following the Contract Date on total premium received since issue up to the Commissionable Target Premium;

      (2) The second row in the chart above provides commission rates on premiums received in the first 24 months following the Contract Date to the extent that the total premium received since issue exceeds the Commissionable Target Premium;

      (3) The third row in the chart above provides commission rates on premiums received in years three through 10 up to the Commissionable Target Premium in each policy year; and

      (4) The fourth row in the chart above provides commission rates on premiums received in years three through 10 that exceed the Commissionable Target Premium in each policy year.

      If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

            ------------------------------------------------------------
               Retail commission rate     Third Party commission rate
            ------------------------------------------------------------
                        50%                           50%
            ------------------------------------------------------------
                         4%                            2%
            ------------------------------------------------------------
                         3%                            4%
            ------------------------------------------------------------

      (1) The first row in the chart above provides commission rates on premiums received up to the Commissionable Target Premium for the increase received in the first year following the effective date of the increase;

      (2) The second row in the chart above provides the commission rates on premiums received up to the Commissionable Target Premium for the increase in years two through 10 of the increase; and

      (3) The third row in the chart above provides commission rates on premiums received in any of the first 10 years following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

            ------------------------------------------------------------
               Retail commission rate     Third Party commission rate
            ------------------------------------------------------------
                      0.0375%                 no more than 0.0625%
            ------------------------------------------------------------

      Moreover, trail commissions, in the chart above, are a percentage of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter starting with the third Contract year may be paid.

      Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

      Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

      The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services


      Not Applicable.


Item 34. Representation of Reasonableness of Fees

      Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                   Signatures


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 16th day of April, 2003.


(Seal)                Pruco Life Variable Universal Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)


Attest: /s/ Thomas C. Castano               By: /s/ Andrew J. Mako
        ----------------------------            ------------------------------
        Thomas C. Castano                       Andrew J. Mako
        Assistant Secretary                     President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 16th day of April, 2003.


                      Signature and Title
                      -------------------


/s/*
-------------------------------------------
Vivian L. Banta
Chairperson, and Director


/s/*
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/*
-------------------------------------------
James J. Avery, Jr.                            *By: /s/ Thomas C. Castano
Director                                            ----------------------------
                                                    Thomas C. Castano
                                                    (Attorney-in-Fact)

/s/*
-------------------------------------------
Richard J. Carbone
Director

/s/*
-------------------------------------------
Helen M. Galt
Director

/s/*
-------------------------------------------
Ronald P. Joelson
Director

/s/*
-------------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX

(i)   Administrative Agreement:

      (i)     Service Agreement between Prudential and First Tennessee      C-XX
              Bank National Association.

      (k)     Legal Opinion Opinion and Consent of Clifford E. Kirsch,      C-XX
              Esq. As to the legality of the securities being registered.

      (l)     Actuarial Opinion Opinion of Pamela A. Schiz, FSA, MAAA,      C-XX
              as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

      (m)     Calculation Calculation of sample illustrations.              C-XX

      (n)     Auditor Consent Consent of PricewaterhouseCoopers LLP,        C-XX
              independent accountants.